                      ==================================



                               ATLAS CORPORATION

                                                  ISSUER

                                      TO


                                 CHEMICAL BANK

                                                  TRUSTEE



                               ________________


                                   INDENTURE

                         DATED AS OF NOVEMBER 10, 1995


                               ________________

                                U.S.$11,000,000



                          7% EXCHANGEABLE DEBENTURES
                             DUE OCTOBER 25, 2000



                      ==================================

                             CROSS REFERENCE TABLE



  TIA                                                                  Indenture
Section                                                                  Section
-------                                                                  -------

310 (a)     ..................................................... 609(d)(1), 614
    (b)     ..............................................................614(a)
    (c)     ................................................................N.A.

311 (a)                 .................................................614 (b)
    (b)     .............................................................614 (b)
    (c)     ................................................................N.A.

312 (a)                 .................................................614 (c)
    (b)     ................................................................1404
    (c)     ................................................................1404

313 (a)                 ..................................................613(a)
    (b)     ..............................................................613(a)
    (c)     ..............................................................613(a)
    (d)     ..............................................................613(b)

314 (a)                 .................................................102 (c)
    (b)      ...............................................................1312
    (c) (1)  ................................................................102
    (c) (2)  ................................................................102
    (c) (3)  ...............................................................N.A.
    (d)      ...............................................................1312
    (e)      .............................................................102(a)
    (f)      ...............................................................N.A.

315 (a)                 .................................................601 (a)
    (b)      ................................................................602
    (c)      ............................................................601 (b)
    (d)      ............................................................601 (c)
    (e)      ................................................................514

316     (a)
    (a) (1)  ...........................................................512, 513
    (a) (2)  ...............................................................N.A.
    (b)      ................................................................508

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


    (c)      .............................................................103(e)

317 (a) (1)  ................................................................503
    (a) (2)  ................................................................504
    (b)      ...............................................................1001

318 (a)                 ....................................................1403

Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of the indenture.

                               TABLE OF CONTENTS

                                  __________

                                                                            Page
                                                                            ----

PARTIES.....................................................................   1
  RECITALS OF THE COMPANY...................................................   1

  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

  SECTION 101.   Definitions................................................   2
         Act     2
         Affiliate..........................................................   2
         Authenticating Agent...............................................   2
         Authorized Newspaper...............................................   2
         Board of Directors.................................................   3
         Board Resolution...................................................   3
         Business Day.......................................................   3
         Code    3
         common stock.......................................................   3
         Company............................................................   3
         Company Request....................................................   3
         Company Order......................................................   3
         Corporate Trust Office.............................................   4
         corporation........................................................   4
         Defaulted Interest.................................................   4
         Dollar" and "U.S.$.................................................   4
         Event of Default...................................................   4
         Exchange Rate......................................................   4
         Holder  5
         Indebtedness.......................................................   5
         Indenture..........................................................   5
         Interest Payment Date..............................................   5
         Maturity...........................................................   5
         Officers' Certificate..............................................   5
         Opinion of Counsel.................................................   5


Note:  This table of contents shall not, for any purpose, be deemed to be part of the Indenture.


                                                                            Page
                                                                            ----
         Outstanding.........................................................  5
         Paying Agent........................................................  6
         Person  6
         Place of Exchange...................................................  6
         Place of Payment....................................................  6
         Predecessor Security................................................  6
         Principal Paying Agent..............................................  7
         Record Date.........................................................  7
         Redemption Date.....................................................  7
         Redemption Price....................................................  7
         Regular Record Date.................................................  7
         Responsible Officer.................................................  7
         Securities..........................................................  7
         Security............................................................  7
         Security Register...................................................  7
         Security Registrar..................................................  7
         Special Record Date.................................................  8
         Stated Maturity.....................................................  8
         Subsidiary..........................................................  8
         Transfer Agent......................................................  8
         Trustee.............................................................  8
         Underwriting Agreement..............................................  9
         Vice President......................................................  9
    SECTION 102.       Compliance Certificates and Opinions; Form of
               Documents Delivered to Trustee................................  9
  SECTION 103. Acts of Holders of Securities................................. 10
  SECTION 104. Notices, Etc., to Trustee and Company......................... 13
  SECTION 105. Notice to Holders of Securities; Waiver....................... 13
  SECTION 106. Effect of Headings and Table of Contents...................... 14
  SECTION 107. Successors and Assigns........................................ 14
  SECTION 108. Severability Clause........................................... 14
  SECTION 109. Benefits of Indenture......................................... 14
  SECTION 110. Governing Law................................................. 14
  SECTION 111. Legal Holidays................................................ 15

  ARTICLE TWO

                                SECURITY FORMS

Note:  This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

                                                                            Page
                                                                            ----

  SECTION 201. Forms Generally............................................... 16
  SECTION 202. Form of Securities............................................ 16
  SECTION 203. Form of Certificate of Authentication......................... 27
  SECTION 204. Form of Exchange Notice....................................... 27
  SECTION 205. Transfer Restrictions......................................... 29

  ARTICLE THREE

                                THE SECURITIES

  SECTION 301. Title and Terms............................................... 32
  SECTION 302. Denominations................................................. 33
  SECTION 304. Securities.................................................... 34
    SECTION 305.       Registration, Registration of Transfer and
               Exchange; Restrictions on Transfer  .......................... 34
  SECTION 306. Mutilated, Destroyed, Lost or Stolen Securities............... 36
  SECTION 307. Payment of Interest, Interest Rights Preserved................ 37
  SECTION 308. Persons Deemed Owners......................................... 38
  SECTION 309. Cancellation.................................................. 39
  SECTION 310. Computation of Interest....................................... 39
  SECTION 311. Form of Certification......................................... 39
  SECTION 312. CUSIP Numbers................................................. 42
  SECTION 313. Taxes and Withholding......................................... 42

  ARTICLE FOUR

                          SATISFACTION AND DISCHARGE

  SECTION 401. Satisfaction and Discharge of Indenture....................... 45
  SECTION 402. Application of Trust Money.................................... 46

  ARTICLE FIVE

                                   REMEDIES

  SECTION 501. Events of Default............................................. 47
  SECTION 502. Acceleration of Maturity; Rescission and Annulment............ 49


Note:  This table of contents shall not, for any purpose, be deemed to be apart of the Indenture.


                                                                            Page
                                                                            ----
    SECTION 503.       Collection of Indebtedness and Suits
               for Enforcement by Trustee.................................... 50
  SECTION 504. Trustee May File Proofs of Claim.............................. 51
  SECTION 505. Trustee May Enforce Claims Without Possession of
               Securities.................................................... 52
  SECTION 506. Application of Money Collected................................ 52
  SECTION 507. Limitation on Suits........................................... 52
    SECTION 508.       Unconditional Right of Holders to Receive
               Principal and Interest and to Exchange........................ 53
  SECTION 509. Restoration of Rights and Remedies............................ 53
  SECTION 510. Rights and Remedies Cumulative................................ 54
  SECTION 511. Delay or Omission Not Waiver.................................. 54
  SECTION 512. Control by Holders of Securities.............................. 54
  SECTION 513. Waiver of Past Defaults....................................... 55
  SECTION 514. Undertaking for Costs......................................... 55
  SECTION 515. Waiver of Usury, Stay or Extension Laws....................... 55

  ARTICLE SIX

                                  THE TRUSTEE

  SECTION 601. Certain Duties and Responsibilities........................... 57
  SECTION 602. Notice of Defaults............................................ 58
  SECTION 603. Certain Rights of Trustee..................................... 58
    SECTION 604.      Not Responsible for Recitals or Issuance
               of Securities................................................. 60
    SECTION 605.      May Hold Securities, Act as Trustee
               Under Other Indentures........................................ 60
  SECTION 606. Money Held in Trust........................................... 60
    SECTION 607.      Compensation and Indemnification of Trustee
               and Its Prior Claims.......................................... 60
  SECTION 608. Corporate Trustee Required; Eligibility....................... 61
    SECTION 609.      Resignation and Removal; Appointment
               of Successor.................................................. 62
  SECTION 610. Acceptance of Appointment by Successor........................ 63
    SECTION 611.      Merger, Conversion, Consolidation or
               Succession to Business........................................ 64
  SECTION 612. Authenticating Agent.......................................... 64

Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                                                            Page
                                                                            ----
  SECTION 613. Reports by Trustee to Holders................................. 66
  SECTION 614. Additional Qualifications and Duties Pursuant to the
               Trust Indenture Act........................................... 66

  ARTICLE SEVEN

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

  SECTION 701. Company May Consolidate, Etc., Only on Certain Terms.......... 68
  SECTION 702. Successor Substituted......................................... 69

  ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES

    SECTION 801.      Supplemental Indentures Without Consent of
               Holders of Securities......................................... 70
    SECTION 802.      Supplemental Indentures with Consent of
               Holders of Securities......................................... 71
  SECTION 803. Execution of Supplemental Indentures.......................... 72
  SECTION 804. Effect of Supplemental Indentures............................. 72
    SECTION 805.      Reference in Securities to Supplemental
               Indentures.................................................... 72
  SECTION 806. Notice of Supplemental Indentures............................. 73

  ARTICLE NINE

                       MEETINGS OF HOLDERS OF SECURITIES

  SECTION 901. Purposes for Which Meetings May Be Called..................... 74
  SECTION 902. Call, Notice and Place of Meetings............................ 74
  SECTION 903. Persons Entitled to Vote at Meetings.......................... 74
  SECTION 904. Quorum; Action................................................ 75
    SECTION 905.      Determination of Voting Rights; Conduct
               and Adjournment of Meetings................................... 75
    SECTION 906.      Counting Votes and Recording Action
               of Meetings................................................... 76


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                                                            Page
                                                                            ----

ARTICLE TEN

                                   COVENANTS
  SECTION 1001.      Payment of Principal and Interest...................... 78
  SECTION 1002.      Maintenance of Offices or Agencies..................... 78
    SECTION 1003.    Money for Security Payments To Be Held
                     in Trust............................................... 79
  SECTION 1004.      Corporate Existence.................................... 80
  SECTION 1005.      Maintenance of Properties.............................. 81
  SECTION 1006.      Payment of Taxes and Other Claims...................... 81
  SECTION 1007.      Registration and Listing............................... 81
  SECTION 1008.      Statement by Officers as to Default.................... 83

  ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES

  SECTION 1101.      Right of Redemption.................................... 84
  SECTION 1102.      Applicability of Article............................... 84
  SECTION 1103.      Election to Redeem; Notice to Trustee.................. 85
  SECTION 1104.      Notice of Redemption................................... 85
  SECTION 1105.      Deposit of Redemption Price............................ 86
  SECTION 1106.      Securities Payable on Redemption Date.................. 87

  ARTICLE TWELVE

                            EXCHANGE OF SECURITIES

  SECTION 1201.      Right of Exchange...................................... 88
  SECTION 1202.      Method of Exchange..................................... 88
  SECTION 1203.      Fractional Interests................................... 90
  SECTION 1204.      Adjustment of Exchange Rate............................ 90
  SECTION 1205.      Escrow and Pledge Agreement............................ 94
  SECTION 1206.      Company to Give Notice of Certain Events............... 95
  SECTION 1207.      Covenant by the Company................................ 96
  SECTION 1208.      Transfer Taxes......................................... 96
  SECTION 1209.      Fully Paid Shares...................................... 97


Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.


                                                                            Page
                                                                            ----
  SECTION 1210.      Cancellation of Securities.............................  97
  SECTION 1211.      Obligations of Trustee and Escrow Agent................  97
  SECTION 1212.      Exchange Arrangements in Case of Redemption............  98
  SECTION 1213.      Tax Adjustments in Exchange Rate.......................  98

  ARTICLE THIRTEEN

                      SECURITY AND PLEDGE OF COLLATERAL

  SECTION 1301.      Grant of Security Interest............................. 102
  SECTION 1302.      Delivery of Exchange Property.......................... 102
  SECTION 1303.      Representations and warranties......................... 102
  SECTION 1304.      Further Assurances..................................... 103
  SECTION 1305.      Dividends; Voting Rights: Withdrawal Rights............ 103
  SECTION 1306.      Trustee Appointed Attorney-in Fact..................... 105
  SECTION 1307.      Trustee May Perform.................................... 105
  SECTION 1308.      Trustee's Duties....................................... 105
  SECTION 1309.      Remedies upon Event of Default......................... 105
  SECTION 1310.      Application of Proceeds................................ 106
  SECTION 1311.      Continuing Lien........................................ 107
  SECTION 1312.      Certificates and Opinions.............................. 107

  ARTICLE FOURTEEN

            HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY

    SECTION 1401.    Company to Furnish Trustee Names and
                     Addresses of Holders................................... 108
  SECTION 1402.      Preservation of Information............................ 108
  SECTION 1403.      Trust Indenture Act Controls........................... 109
  SECTION 1404.      Communication by Holders with Other Holders............ 109







Note: This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

          INDENTURE, dated as of November 10, 1995, between Atlas Corporation, a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 370 Seventeenth Street, Suite 3150, Denver, Colorado 80202 (herein called the "Company"), and Chemical Bank, a New York banking corporation, as Trustee hereunder (herein called the "Trustee").

                            RECITALS OF THE COMPANY

          The Company has duly authorized the creation of an issue of its 7% Exchangeable Debentures due October 25, 2000 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities as follows:

                                  ARTICLE ONE

                       DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION


SECTION 101.   Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States prevailing at the time of any relevant computation hereunder; and

          (3) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "1933 Act" means the United States Securities Act of 1933, as amended.

          "1934 Act" means the United States Securities Exchange Act of 1934, as amended.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 103.

          "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Authenticating Agent" means any Person authorized pursuant to Section 612 to act on behalf of the Trustee to authenticate Securities.

          "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Monday, Tuesday, Wednesday, Thursday and Friday, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Monday, Tuesday, Wednesday, Thursday and Friday.

          "Board of Directors" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.

          "Business Day", when used with respect to any Place of Payment, Place of Exchange or any other place, as the case may be, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in such Place of Payment, Place of Exchange or other place, as the case may be, are authorized or obligated by law or executive order to close; provided,
                                                                --------
however, that a day on which banking institutions in New York, New York are
-------
authorized or obligated by law or executive order to close shall not be a Business Day for purposes of Section 1001, 1003 or 1105.

          "Code" has the meaning specified in Section 201.

          "common stock" includes any stock of any class of capital stock, including common shares, which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the issuer thereof and which is not subject to redemption by the issuer thereof.

          "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or a Vice President, and by its principal financial officer, Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

          "Constituent Person" has the meaning specified in Section 1204.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered (which at the date of this Indenture is located at 450 West 33 Street, 15 floor, New York, New York 10001).

          "corporation" means a corporation, limited liability company, association, joint-stock company or business trust.

          "Defaulted Interest" has the meaning specified in Section 307.

          "Dollar" and "U.S.$" each means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "Escrow Agent" means the Trustee, as Escrow Agent under the Escrow and Pledge Agreement unless and until a successor Escrow Agent shall have become such pursuant to the provisions of the Escrow and Pledge Agreement, and thereafter "Escrow Agent" shall mean such successor Escrow Agent thereunder and from time to time any subsequent successor.

          "Escrow and Pledge Agreement" means the Escrow and Pledge Agreement entered into pursuant to the provisions of Section 1205, as the same may be supplemented and amended from time to time.

          "Event of Default" has the meaning specified in Section 501.

          "Exchange Property" means initially the shares of Granges Common Stock delivered to the Escrow Agent by the Company pursuant to the Escrow and Pledge Agreement simultaneously with the original execution and delivery of this Indenture as provided in Section 1205, and thereafter means the securities (including Granges Common Stock), cash and other property, if any, which at the time are deliverable upon the surrender of the Securities for exchange in accordance with the provisions of Article Twelve.

          "Exchange Rate" has the meaning specified in Section 1201.

          "Granges" means Granges, Inc., a Vancouver-based precious metals mining company whose shares are traded on the Toronto Stock Exchange and American Stock Exchange.

          "Granges Common Stock" means any common stock of Granges.

          "Holder", when used with respect to any Security, means the Person in whose name such Security is registered in the Security Register.

          "Indebtedness" has the meaning specified in Section 501.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

          "Non-Electing Shares" has the meaning specified in Section 1204.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, its Chief Executive Officer, the President or a Vice President and by the principal financial officer, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 1008 shall be the principal executive, financial or accounting officer of the Company.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for, or an employee of, the Company and who shall be reasonably acceptable to the Trustee.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:
                      ------

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for the payment or redemption of which money or shares of Granges Common Stock (to the extent permitted hereby) in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be
                               --------
   redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

          (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of or interest on any Securities on behalf of the Company and, except as otherwise specifically set forth herein, such term shall include the Company if it shall act as its own Paying Agent.

          "Person" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Exchange" means the Corporate Trust Office of the Trustee specified in Section 1002 for exchange of Securities, or such other place as the Company or Trustee may designate for exchange of Securities pursuant to Article Twelve.

          "Place of Payment" has the meaning specified in Section 301.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Principal Paying Agent" means the Trustee, until and unless a successor, if any, has been appointed pursuant to the terms hereof.

          "Qualification Deadline" means February 9, 1996.

          "Record Date" means any Regular Record Date or Special Record Date.

          "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means par value of such Security plus accrued interest to the Redemption Date.

          "Regular Record Date" for interest payable in respect of any Security on any Interest Payment Date means the October 15 or April 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

          "Regulation S" means Regulation S under the 1933 Act.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trustee Administration Department (or any successor group) of the Trustee including without limitation any vice president, assistant vice president, assistant secretary or other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge and familiarity with the particular subject.

          "Restricted Securities" has the meaning specified in Section 205.

          "SEC" means the United States Securities and Exchange Commission.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "Security" means one of the Securities.

          "Security Register" has the meaning specified in Section 305.

          "Security Registrar" has the meaning specified in Section 305.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Company pursuant to Section 307.

          "Special Warrant Indenture" means the special warrant indenture dated November 10, 1995, between the Company and the Special Warrant Trustee.

          "Special Warrant Trustee" means The Montreal Trust Company of Canada.

          "Special Warrants" has the meaning specified in the Underwriting Agreement.

          "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "TIA" means the Trust Indenture Act.

          "Transfer Agent" has the meaning specified in Section 202. The Company has initially appointed the Corporate Trust Office of the Trustee as Transfer Agent.

          "Trust Indenture Act" means the Trust Indenture Act of 1939 as in effect on the date of this Indenture; provided, however, that in the event the
                                      --------  -------
Trust Indenture Act is
amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended; provided
                                                                   --------
further, that unless and until this Indenture shall become qualified under the
-------
Trust Indenture Act, the term "Trust Indenture Act" shall be a nullity and any reference to it shall likewise be a nullity with no force or effect, imposing no conditions or obligations and conferring no rights under this Indenture.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "U.S. Person" or "U.S. Persons" means a U.S. person or persons as such terms are defined in Regulation S.

          "Underwriter" has the meaning specified in the Underwriting Agreement.

          "Underwriting Agreement" means the Underwriting Agreement, dated October 25, 1995, among the Company, Yorkton Securities, Inc. and First Marathon Securities, Inc.

          "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".


SECTION 102.   Compliance Certificates and Opinions; Form of
               Documents Delivered to Trustee.

          (a) Upon any application or request by the Company to the Trustee or the Principal Paying Agent to take any action under any provision of this Indenture, the Company shall furnish to the Trustee or the Principal Paying Agent, as the case may be, an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than certificates provided for in Section 1008) shall include:

          (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          (b) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such certificate or opinion is based are erroneous. Any such certificate or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (c) The Company shall make all reports required by TIA Section 314(a) as provided therein.

SECTION 103.   Acts of Holders of Securities.

           (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by an agent or proxy duly appointed in writing by such Holders or (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article Nine. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record is delivered to the Trustee and copies thereof are delivered to the Company. The Trustee shall promptly deliver to the Company copies of all such instruments and records delivered to the Trustee. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 906.

           (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

           (c) The ownership, principal amount and serial number of any Security held by any Person, and the date of his holding the same, shall be proved by the Security Register.

           (d) The fact and date of execution of any such instrument or writing and the authority of the Person executing the same may also be proved in any other manner which the Trustee or the Principal Paying Agent deems sufficient; and the Trustee or the Principal Paying Agent may in any instance require further proof with respect to any of the matters referred to in this Section 103.

          (e) The Company may set any day as the record date for the purpose of determining the Holders entitled to give or take any request, demand, authorization, direction, notice, consent, waiver or other action, or to vote on any action, authorized or permitted by this Indenture to be given or taken by Holders. Promptly and in any case not later than ten days after setting a record date, the Company shall notify the Trustee, the Principal Paying Agent and the Holders of such record date. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such action, or, in the case of any such vote, prior to such vote, the record date for any such action or vote shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 1401) prior to such first solicitation or vote, as the case may be. With regard to any record date, the Holders on such date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to give or take, or vote on, the relevant action or revoke any Act relating thereto, whether or not such Holders remain Holders after such record date. Notwithstanding the foregoing, the Company shall not set a record date for, and the provisions of this paragraph shall not apply with respect to, any notice, declaration or direction referred to in the next paragraph.

          Upon receipt by the Trustee or the Principal Paying Agent from any Holder of (i) any notice of default or breach referred to in Section 501(3), if such default or breach has occurred and is continuing and the Trustee shall not have given such a notice to the Company, (ii) any declaration of acceleration referred to in Section 502, if an Event of Default has occurred and is continuing and the Trustee shall not have given such a declaration to the Company, or (iii) any direction referred to in Section 512, if the Trustee shall not have taken the action specified in such direction, then a record date shall automatically and without any action by the Company or the Trustee be set for determining the Holders entitled to join in such notice, declaration or direction, which record date shall be the close of business on the tenth day (or, if such day is not a Business Day, the first Business Day thereafter) following the day on which the Trustee receives such notice, declaration or direction. Promptly after such receipt by the Trustee, and as soon as practicable thereafter, the Trustee shall notify the Company and the Holders of any such record date so fixed. The Holders on such record date (or their duly appointed agents or proxies), and only such Persons, shall be entitled to join in such notice, declaration or direction, whether or not such Holders remain Holders after such record date; provided that, unless such notice, declaration
                                --------
or direction shall have become effective by virtue of Holders of the requisite principal amount of Securities on such record date (or their duly appointed agents or proxies) having joined therein on or prior to the 90th day after such record date, such notice, declaration or direction shall automatically and without any action by any Person be cancelled and of no further effect. Nothing in this paragraph shall be construed to prevent a Holder (or a duly appointed agent or proxy thereof) from giving, before or after the expiration of such 90-day period, a notice, declaration or direction contrary to or different from, or, after the expiration of such period, identical to, the notice, declaration or direction to which such record date relates, in which event a new record date in respect thereof shall be set pursuant to this paragraph. In addition, nothing in this paragraph shall be construed to render ineffective any notice, declaration or direction of the type referred to in this paragraph given at any time to the Trustee and the Company by Holders (or their duly appointed agents or proxies) of the requisite principal amount of Securities on the date such notice, declaration or direction is so given.

          (f) Except as provided in Sections 512 and 513, any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          (g) The provisions of this Section 103 are subject to the provisions of Section 905.


SECTION 104.   Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

               (1) the Trustee or the Principal Paying Agent by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trustee Administration Department or

               (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid, or telecopied and confirmed by mail, first-class postage prepaid, or delivered by hand or overnight courier, addressed to the Company at 370 Seventeenth Street, Suite 3150, Denver, Colorado 80202, telecopy no.: (303) 892-8808,
   Attention: Senior Vice President -- Legal and Business Affairs, or at any other address previously furnished in writing to the Trustee by the Company.

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

SECTION 105.   Notice to Holders of Securities; Waiver.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficient if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice and such notice shall be deemed to have been given when such notice is mailed.

          In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders as shall be made with the approval of the Trustee, which approval shall not be unreasonably withheld, shall constitute a sufficient notification to such Holders for every purpose hereunder.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders of Securities shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


SECTION 106.   Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.


SECTION 107.   Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 108.   Severability Clause.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


SECTION 109.   Benefits of Indenture.

          Nothing in this Indenture or in the Securities express or implied, shall give to any Person, other than the parties hereto, the Escrow Agent and their successors and assigns hereunder and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.


SECTION 110.   Governing Law.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, THE UNITED STATES OF AMERICA.


SECTION 111.   Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date, or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to exchange his Security shall not be a Business Day at a Place of Payment or Place of Exchange, as the case may be, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal or delivery for exchange of such Security need not be made at such Place of Payment or Place of Exchange, as the case may be, on or by such day, but may be made on or by the next succeeding Business Day at such Place of Payment or Place of Exchange, as the case may be, with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity or by such last day for exchange; provided, however, that in the case
                                           --------  -------
that payment is made on such succeeding Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date, Stated Maturity or last day for exchange as the case may be.

                                  ARTICLE TWO

                                SECURITY FORMS


SECTION 201.   Forms Generally.

          The Securities shall be in substantially the form set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange, the Internal Revenue Code of 1986, as amended (the "Code"), and regulations thereunder, or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

          The Trustee's certificates of authentication shall be in substantially the form set forth in Section 203.

          Exchange notices shall be in substantially the form set forth in
Section 204.

          Securities shall bear any legend required by Section 205.

          Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution thereof.


SECTION 202.   Form of Securities.

                                [FORM OF FACE]

                  [LEGEND TO APPEAR ON RESTRICTED SECURITIES]

   THIS DEBENTURE WAS ORIGINALLY ISSUED (i) IN THE UNITED STATES AND TO U.S. PERSONS IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), FOR OFFERS AND SALES OF SECURITIES WHICH DO NOT INVOLVE ANY PUBLIC OFFERING, AND ANALOGOUS EXEMPTIONS UNDER STATE SECURITIES LAWS AND (ii) OUTSIDE THE UNITED STATES TO PERSONS OTHER THAN U.S. PERSONS IN ACCORDANCE WITH THE REQUIREMENTS OF REGULATION S UNDER THE 1933 ACT. THIS DEBENTURE AND THE SHARES OF COMMON STOCK OF GRANGES INC. FOR WHICH IT MAY BE EXCHANGED HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT OR THE SECURITIES LAWS OF ANY OF THE STATES OF THE UNITED STATES, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S UNDER THE 1933 ACT), AND DEBENTURES MAY NOT BE EXCHANGED EXCEPT BY A NON-U.S. PERSON (NOT ACTING ON BEHALF OF A U.S. PERSON) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, UNLESS THE SECURITIES ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

                               ATLAS CORPORATION

                           7% EXCHANGEABLE DEBENTURE
                             DUE OCTOBER 25, 2000
                    (Exchangeable for Granges Common Stock)


No. R-_____________                     U.S.$_____

CUSIP No. 049267 AB 3

          Atlas Corporation, a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to _______________, or registered assigns (the "Holder"), the principal sum of _____________ United States Dollars plus accrued and unpaid interest in cash (or at the Company's option, evidenced by an Officers' Certificate of the Company received by the Trustee not less than two Business Days prior to October 25, 2000, the principal hereof may be repaid, in whole or in part, but in any case on a pro-rata basis to all holders of outstanding Securities under the Indenture, in shares of Granges Common Stock valued at ninety five percent of the then per share market price of Granges Common Stock, such market price to be calculated by the Company as the average closing trade price of Granges Common Stock on the American Stock Exchange, or, if Granges Common Stock is not then listed on the American Stock Exchange, the stock exchange or over-the-counter market upon which the Granges Common Stock is traded which, in aggregate, has the highest dollar trading volume, during the twenty consecutive trading days ending on the last trading day prior to October 25, 2000, or, should Granges Common Stock not be traded on any stock exchange or over-the-counter market, then ninety five percent of the per share fair value of Granges Common Stock over such twenty-day period as determined in good faith by an investment banking firm retained in good faith by the Company and which is a member of the New York Stock Exchange or the Toronto Stock Exchange and as set forth in an Officers' Certificate of the Company received by the Trustee promptly after October 25, 2000) on October 25, 2000 (or, in the case of any payment, in whole or in part, in Granges Common Stock, such cash and stock shall be paid on or within five Business Days of October 25, 2000, payment by such time to be deemed made on October 25, 2000) and to pay interest in cash on the principal hereof, retroactively from October 25, 1995, or from the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually in arrears on May 1 and November 1 in each year (an "Interest Payment Date"), commencing May 1, 1996, at the rate of 7% per annum, until October 25, 2000, and at the rate of 7% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the April 15 or October 15 (whether or not a Business Day) next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Company, notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than fifteen days prior to the relevant payment date, by transfer to a United States Dollar account (such transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$500,000) maintained by the payee with a bank in The City of New York (or in whole or in part by shares of Granges Common Stock as indicated in the first sentence hereof or on the reverse hereof). Payment of interest on this Security may be made by United States Dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or, upon written application by the Holder to the Security Registrar setting forth wire instructions not later than the relevant Record Date, by transfer to a United States Dollar account (such transfer to be made only to a Holder of an aggregate principal amount of Securities in excess of U.S.$500,000) maintained by the payee with a bank in The City of New York.

          Subject to Section 313(d) of the Indenture, any and all payments shall be made subject to deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto including (i) United States withholding taxes applicable to the payment of interest to a Holder (including United States withholding taxes applicable to payments to a Holder claiming that it is entitled to an exemption or relief from such withholding taxes if such Holder does not comply with the requirements of
Section 313(d) of the Indenture) and (ii) any tax or charge arising from the transfer of ownership of Securities or the registration of Securities in a name other than that of the prior Holder. Except as specifically provided herein and in the Indenture, the Company shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof or by an Authenticating Agent by the manual signature of one of its authorized officers, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.


                               ATLAS CORPORATION

[Corporate Seal]

                               By:__________________________
                                Title:

Attest:


________________________
Title:


                        [FORM OF REVERSE OF SECURITIES]

          This Security is one of a duly authorized issue of securities of the Company designated as its "7% Exchangeable Debentures due October 25, 2000" (herein called the "Securities"), limited in aggregate principal amount to U.S.$11,000,000, issued and to be issued under an Indenture, dated as of November 10, 1995 (herein called the "Indenture"), between the Company and Chemical Bank, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. All capitalized terms used and not otherwise defined herein shall have the meanings specified in the Indenture. The Securities are issuable in denominations of U.S.$100 and integral multiples of U.S.$100 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose or (b) at such other offices or agencies as the Company may designate (each a "Transfer Agent"). The Transfer Agent will then forward such surrendered Securities (together with any payment surrendered therewith) to the Trustee who in turn will issue the new Securities.

          No sinking fund is provided for the Securities. The Securities are subject to redemption, in whole or in part, at the option of the Company on or after October 25, 1998 so long as the Average Market Price of Granges Common Stock is at least $2.94 per share, upon not more than 60 nor less than 30 days' notice to the Holders prior to the Redemption Date, at a Redemption Price equal to 100% of the principal amount plus accrued and unpaid interest to the Redemption Date, such payment to be made in cash or, at the Company's option, upon not less than 20 days notice to the Holders prior to the Redemption Date, the principal payable on such redemption may be paid in whole or in part, but in any case on a pro-rata basis to all Holders of Outstanding Securities under the Indenture being redeemed, in Granges Common Stock (such cash and stock to be delivered to Holders on or before five Business Days after the Redemption Date, payment by such time to be deemed made on the Redemption Date) valued at the Exchange Rate, initially set at 42.50 shares of Granges Common Stock per U.S.$100 principal amount of Securities (but subject to adjustment as provided in the Indenture), provided, however, that interest installments on Securities
                   --------  -------
whose Stated Maturity is on or prior to such Redemption Date will be payable in cash to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture; and provided further that
                                                       -------- -------
payments of principal and accrued and unpaid interest, if any, upon redemption or exchange of any Security shall be made only upon delivery to the Company of such certifications as the Company may reasonably require to comply with any applicable laws or regulations. The term "Average Market Price" means the average closing trading price of Granges Common Stock on the American Stock Exchange (or, if Granges Common Stock is not then listed on the American Stock Exchange, the stock exchange or over-the-counter market upon which the Granges Common Stock is traded which, in aggregate, has the highest dollar trading volume) during a 20 consecutive trading day period ending on the last trading day prior to the date upon which the Company gives notice, pursuant to Section 1104 of the Indenture, of its option to redeem. Should Granges Common Stock not be traded on any stock exchange or over-the-counter market, then the Securities shall not be subject to redemption until so traded.

          Notice of redemption will be given by mail to Holders of Securities at least once not more than 60 nor less than 30 days prior to the Redemption Date as provided in the Indenture.

          In any case where the due date for the payment of the principal of or interest on this Security or the last day on which the Holder of this Security has a right to exchange this Security shall not be a Business Day, then payment of principal or interest or delivery for exchange of this Security need not be made on or by such date at such place but may be made on or by the next succeeding Business Day with the same force and effect as if made on the date for such payment or the date fixed for redemption, or by such last day for exchange, and no interest shall accrue for the period after such date.

          Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, upon provision, if applicable, of certification regarding compliance with applicable securities laws, at his option evidenced by written notice to the Trustee received not less than seven days prior to the date of exercise (except that such seven-day notice shall be waived in case such notice is provided within seven days of a Redemption Date), at any time after November 10, 1995 and on or before the close of business on October 25, 2000, or in case this Security is called for redemption until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the Redemption Date, to exchange this Security (or any portion of the principal amount thereof) into fully paid and nonassessable shares of Granges Common Stock at an initial Exchange Rate of
42.50 shares of Granges Common Stock per U.S.$100 principal amount of Securities (or at the current adjusted Exchange Rate if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank together with the exchange notice hereon, duly executed, to the Company at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose (each an "Escrow Agent"). The Company shall thereafter deliver to the Holder (together with the cash payment of any accrued and unpaid interest or any cash adjustment, as provided in the Indenture) the fixed number of shares of Granges Common Stock into which this Security is exchangeable and such delivery will be deemed to satisfy the Company's obligation to pay the principal amount of this Security. No fractions of shares or scrip representing fractions of shares will be issued on exchange, redemption or maturity but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Indenture provides for certain adjustments to the Exchange Rate to prevent dilution of the exchange rights contained in this Security and the Indenture.

          In the event of redemption or exchange of this Security in part only, a new Security or Securities for the unredeemed or unexchanged portion hereof will be issued in the name of the Holder hereof.

          As provided in the Indenture, the Company shall, for the benefit of Holders, as soon as practicable, file (or cause to be filed): (i) a preliminary prospectus and final prospectus (the "Prospectus") in the Canadian Provinces of Ontario and British Columbia qualifying the distribution of the Securities and
(ii) a registration statement or registration statements (the "1933 Registration Statement") under the 1933 Act, registering the Securities and the underlying shares of Granges Common Stock for resale, and shall also file (or cause to be filed) all required filings with state securities or "blue sky" administrators in the states where the Holders of the Securities propose to offer and sell the Securities and the underlying shares of Granges Common Stock (the "Blue Sky Filings"). Subject to the following paragraph, the Company shall use its best efforts to cause receipts to be issued by the securities commissions in Ontario and British Columbia for the (final) Prospectus and to cause the 1933 Registration Statement and Blue Sky Filings to become effective not later than February 9, 1996 (the "Qualification Deadline") and to cause the 1933 Registration Statement and the Blue Sky Filings to remain effective and current until the date which is three years after the latest date on which Granges Common Stock is acquired pursuant to the Indenture by Holders; provided,
                                                               --------
however, that the Company may, upon notice to the Holders of Securities,
-------
temporarily suspend sales under the 1933 Registration Statement during any reasonable period in which its board of directors determines, in good faith, that because of material corporate changes, it would not be feasible to maintain a current prospectus during such period, provided, further, that in such event,
                                         --------  -------
the Company will, at the earliest possible time thereafter, take all necessary steps to update the prospectus disclosure and notify the Holders that sales under the 1933 Registration Statement may resume. The Company shall further, as soon as practicable, file (or cause to be filed) with the United States Securities and Exchange Commission a registration statement (the "1934 Registration Statement") under the 1934 Act, registering the Securities under
Section 12(b) of the 1934 Act, and to cause the 1934 Registration Statement to become effective not later than the Qualification Deadline and to remain effective throughout the term of the Securities.

          The Prospectus, the 1933 Registration Statement, the Blue Sky Filings and the 1934 Registration Statement shall collectively be referred to hereinafter as the "Registration Filings". In the event that the Registration Filings are not made effective (or, in the case of the (final) Prospectus, the securities commissions in Ontario and British Columbia have not issued receipts therefor) on or before the Qualification Deadline, the

Company shall, unless all Special Warrants are retracted and cancelled pursuant to the Underwriting Agreement, be obligated to complete the Registration Filings and to make such filings effective as soon as practicable after the Qualification Deadline and cause the 1933 Registration Statement, the Blue Sky Filings and the 1934 Registration Statement to remain effective for the period set forth herein.

          The Company will cause the Securities to be listed, posted and called for trading on the Vancouver Stock Exchange (and will use its best efforts to have the Securities listed, posted and called for trading on the New York Stock Exchange or such other U.S. securities exchange as is acceptable to the Underwriters) not later than the earlier of either (i) the fifth Business Day following the date upon which the requirements of the paragraph above have been fulfilled or (ii) the first Business Day which is twelve months after November 10, 1995. The Company will maintain such listings throughout the term of the Securities.

          The Company's obligations under this Security and the Indenture are secured by a pledge of shares of Granges Common Stock owned by the Company (the "Exchange Property") in the amount of 1 share of Granges Common Stock for each $1.18 of principal amount of Special Warrants issued on the date hereof, or a maximum of 8,474,576 shares. In the event of any reduction of the principal amount of Securities Outstanding, as evidenced by the delivery to the Trustee by the Company of Securities for cancellation, the Exchange Property held by the Escrow Agent shall be reduced in the same proportion as the principal amount of the Securities was so reduced, provided, that the Escrow Agent shall retain a
                               --------
sufficient amount of Exchange Property to exchange all Securities then Outstanding on the basis of the then applicable Exchange Rate and the other terms and provisions of the Indenture, and the Company shall, upon Company Request, be entitled to any excess Exchange Property created by such reduction net of any Exchange Property delivered in connection with any reduction caused by an exchange pursuant to the fifth paragraph of the reverse of this Security. If an Event of Default shall occur and be continuing, the principal of all the Securities, together with accrued and unpaid interest to the date of declaration, may be declared due and payable in the manner and with the effect provided in the Indenture. Upon (i) payment of the amount of principal so declared due and payable, together with accrued and unpaid interest to the date of declaration, and of interest on any overdue principal and overdue interest, or (ii) delivery of Granges Common Stock or, if applicable, Granges Common Stock and cash, to the Holder upon exchange pursuant to Article Twelve of the Indenture or upon redemption or Stated Maturity as provided above, all of the Company's obligations in respect of the payment of the principal of and interest on the Securities shall terminate.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with either (a) the written consent of the Holders of a majority in principal amount of then Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of two-thirds in principal amount of the Outstanding Securities represented and entitled to vote at such meeting. The terms of the Indenture may also be modified, subject to Section 508 of the Indenture, in any non-material way acceptable to the Company and the Trustee so as to comply with the requirements or suggestions of any official or semi-official regulatory or self-regulatory body having jurisdiction over the Company or the Securities, provided, however, that nothing in this sentence shall permit
                   --------  -------
any such modification disadvantageous in any material respect to the Holders without the consent or vote of Holders pursuant to the procedures specified in
Section 802 of the Indenture. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of Outstanding Securities, on behalf of the Holders of all the Securities, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity and the Trustee shall not have received from the Holders of a majority in principal amount of Outstanding Securities a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 45 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, places and rate, and in the coin or currency and stock, herein prescribed or to exchange this Security as provided in the Indenture.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer (a) at the Corporate Trust Office of the Trustee or at such other office or agency of the Company as may be designated by it for such purpose, or (b) subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any Transfer Agent, at the offices of the Transfer Agents described in the Indenture or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name a Security is registered, as the owner thereof for all purposes, whether or not the Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

SECTION 203.   Form of Certificate of Authentication.

          The Trustee's certificates of authentication shall be in substantially the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

Dated:  _______________


               CHEMICAL BANK
               as Trustee




               By:______________________
                    Authorized Officer


SECTION 204.   Form of Exchange Notice.

                                EXCHANGE NOTICE

          The undersigned Holder of this Security hereby irrevocably exercises the option to exchange this Security, or any portion of the principal amount hereof below designated, into shares of Granges Common Stock in accordance with the terms of the Indenture referred to in this Security and directs that such shares, together with a check in payment for any fractional share and any Securities representing any unexchanged principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. The undersigned hereby certifies (please check one):

   ____The undersigned is a non-U.S. Person (not acting on behalf of a U.S. Person); is not exercising this option within the United States; and the securities issuable in respect of the exercise of this option are to be delivered to an address outside the United States;

   ____The undersigned is exercising this option pursuant to an effective Registration Statement under the Securities Act of 1933 (the "1933 Act");

   ____The undersigned is an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act and is not exercising this option with a view to a distribution.

(In the absence of checking one of the above boxes, the undersigned will be required to deliver herewith an opinion of counsel with substantial experience under the 1933 Act and otherwise reasonably acceptable to the Company to the effect that the undersigned's exercise of this option complies with the 1933 Act.)

If shares of Granges Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and, if this Security is a Restricted Security as defined in the Indenture, the undersigned is delivering herewith a certificate in proper form provided for in Section 311 of the Indenture referred to in the Security certifying that the applicable restrictions on transfer have been complied with.

Dated:  _____________________
                                             ____________________
                                                   Signature

If shares or Securities are to be registered       If only a portion of the Securities is to be
in the name of a Person other than the             exchanged, indicate:
Holder, please print such Person's name
and address:
                                                   1.  Principal amount to be exchanged
                                                       ($100 or integral multiples thereof):

_________________________                          U.S.$___________
      Name
                                                   2.  Principal amount and denomination of
                                                       Securities representing unexchanged
                                                       principal amount to be issued ($100 or
_________________________                              integral multiples thereof):
      Address

                                                   Amount:  U.S.$________

_________________________                          Denominations:
Social Security or other Taxpayer                  U.S.$______
Identification Number, if any


_________________________                                      Signature Guaranteed
                                                       (Commercial bank, trust company or
                                                       member firm of the New York Stock
                                                       Exchange)

SECTION 205.   Transfer Restrictions.

   (a) Unless and until any Security shall become freely transferrable as a result of:

          (1) its sale pursuant to an effective registration statement of the Company under the 1933 Act covering the resale of the Securities and an effective registration statement of Granges covering the offer for resale of the Granges Common Stock deliverable in exchange therefor, as evidenced by an Officers' Certificate of the Company (not subsequently withdrawn) delivered to the Trustee, stating that such registration statements covering such Securities and such Granges Common Stock have been declared effective; legend provided in Section 202, and the

          (2) its sale in, on or through the facilities of a Designated Offshore Securities Market, as that term is defined in Regulation S, provided, that, the seller of such Security delivers a certificate to the
   --------  ----
   Trustee, certifying that such Security has been so sold, that neither the seller nor any affiliate of the seller nor any person acting on their behalf shall have made any directed selling efforts (as that term is defined in Regulation S) in the United States, and that neither such seller nor anyone acting on its behalf knows that the sale of such Security was pre-arranged with a buyer in the United States; or

          (3) its sale in compliance with Rule 144 under the 1933 Act (or any successor provision thereto); (provided that the Trustee has received an opinion of counsel having substantial experience in practice under the 1933 Act and otherwise reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, with respect to compliance with Rule 144 or such successor provision);

such Security, and all Securities issued pursuant to Section 305 or 306 in respect of such Security are "Restricted Securities" and shall bear the legend set forth on the face of the form of Security in Section 202, provided, however,
                                                              --------  -------
that after December 20, 1995 the Transfer Agent will promptly upon the written request of a holder of a Security who certifies to the Trustee that such Security was originally sold under a Private Placement Subscription Agreement for Non-U.S. Subscribers and that such Security is not owned by or on behalf of a U.S. Person (unless, and then only to the extent that, the SEC adopts revised legend requirements applicable to the Security, without charge to such Holder and in accordance with the procedure set forth in Section 305(a) regarding registration of transfer, authenticate and deliver to such Holder, a new Security not bearing the Company will as a condition to such transfer, if required by the Transfer Agent, furnish the Transfer Agent with a supporting Opinion of Counsel. Except as provided in the preceding sentence, the Trustee shall not issue any unlegended Security until it has received an Officers' Certificate from the Company directing it to do so.

   (b) All Securities as to which the legend set forth in Section 202 shall have been removed in accordance with subsection (a) above shall be imprinted with a legend to the following effect:

          THIS DEBENTURE MAY NOT BE EXCHANGED FOR SHARES OF COMMON STOCK OF GRANGES, INC. EXCEPT (i) BY A NON-U.S. PERSON (NOT ACTING ON BEHALF OF A U.S. PERSON) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S

          UNDER THE U.S. SECURITIES ACT OF 1933 (THE "1933 ACT") OR (ii) IF SUCH SHARES OF GRANGES, INC. ARE REGISTERED UNDER THE 1933 ACT OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

   (c) Unless and until any shares of Granges Common Stock (i) shall become freely transferable as a result of:

          (1) having been acquired in exchange for Securities pursuant to an effective registration statement of Granges, covering the resale of Granges Common Stock, under the 1933 Act, as evidenced by an officers' certificate of Granges delivered to the Trustee (and not subsequently withdrawn), stating that a registration statement covering the Granges Common Stock has been declared effective, or

          (2) having been acquired in exchange for Securities by a non-U.S. Person (not acting on behalf of a U.S. Person) in accordance with the provisions of Regulation S, provided, that the person acquiring such Granges
                               --------  ----
   Common Stock in exchange for Securities delivers a certificate to the Trustee, certifying that the Securities were not exchanged by or on behalf of a U.S. Person and certifying that it is not exercising its right to acquire Granges Common Stock in exchange for Securities within the United States, and provided, further, that the address to which the Granges Common Stock is
   --------  -------
   delivered upon exchange of the Securities is not within the United States; or

(ii) the Trustee shall have received from the Holder an opinion of counsel having substantial experience under the 1933 Act and otherwise reasonably satisfactory to the Company that the legends on the Granges Common Stock may be removed, such certificate representing Granges Common Stock delivered pursuant to the Indenture shall bear the following restrictive legend:

          THE SECURITIES COVERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE 1933 ACT UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE OR REGISTRATION IS OTHERWISE NOT REQUIRED PURSUANT TO REGULATION S, AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.

                              ARTICLE THREE

                              THE SECURITIES


SECTION 301.  Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S.$11,000,000, except for Securities authenticated and delivered in exchange for, or in lieu of, other Securities pursuant to Section 305, 306 or 1202.

          The Securities shall be known and designated as the "7% Exchangeable Debentures due October 25, 2000" of the Company. Their Stated Maturity shall be October 25, 2000 and they shall bear interest on their principal amount retroactively from October 25, 1995, payable semi-annually in arrears on May 1 and November 1 in each year, commencing May 1, 1996, at the rate of 7% per annum until the principal thereof is due and at the rate of 7% per annum on any overdue principal and, to the extent permitted by law, on any overdue interest; provided, however, that payments shall only be made on Business Days as provided
--------  -------
in Section 111.

          The principal of and interest on the Securities shall be payable as provided in the forms of Securities set forth in Section 202 (any city in which any Paying Agent is located being herein called a "Place of Payment"), provided,
                                                                       --------
however, that no fractional shares of Granges Common Stock shall be delivered
-------
upon payment at Stated Maturity. If more than one Security being paid shall be held by the same Holder, the number of whole shares (or other integral units of securities), payable shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) held and being paid. Instead of any fractional share (or other fractional unit) which would otherwise be payable on any Security or Securities the Escrow Agent on behalf of the Company shall pay (but only from the sources specified below) a cash adjustment in respect of such fractional interest in an amount equal to the same fraction of the market price per share of the Granges Common Stock (or per unit of such other security), such market price to be calculated by the Company as ninety-five percent of the average closing trade price of Granges Common Stock on the American Stock Exchange, or, if Granges Common Stock is not then listed on the American Stock Exchange, the stock exchange or over-the-counter market upon which the Granges Common Stock is traded which, in aggregate, has the highest dollar trading volume, during the twenty consecutive trading days ending on the last trading day prior to Stated Maturity, or, should Granges Common Stock not be traded on any stock exchange or over-the-counter market, then ninety five percent of the per share fair value of Granges Common Stock over such twenty-day period as determined in good faith by an investment banking firm retained in good faith by the Company and which is a member of the New York Stock Exchange or the Toronto Stock Exchange. The Company shall deliver to the Escrow Agent, or at its option authorize the Escrow Agent to obtain by the sale of shares of Granges Common Stock (or other securities which are part of the Exchange Property) held by it, the funds necessary or anticipated by the Escrow Agent to be necessary for payment of such fractional interests. The Company agrees to furnish or cause to be furnished to the Escrow Agent any additional funds required to permit such cash payments in respect of fractional interests.

          The Securities shall be redeemable at the option of the Company at any time on or after October 25, 1998, as provided in Article Eleven and in the form of Securities set forth in Section 202.

          The Securities shall be exchangeable as provided in Article Twelve.


SECTION 302.  Denominations.

          The Securities shall be issuable, without coupons, in denominations as indicated in Section 202.


SECTION 303.  Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

          Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          Each Security shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an

Authenticating Agent by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.


SECTION 304.   Securities.

          (a) The Trustee shall authenticate, register and deliver Securities for original issuance as instructed from time to time by a requisition of the Special Warrant Trustee. Under no circumstances will the Trustee authenticate, register and deliver Securities for original issuance without first having received such requisition. Such requisition shall specify the aggregate principal amount of Securities previously issued under this Indenture, the remaining aggregate principal amount of Securities authorized under this Indenture, the name or names to be registered, the principal amount or amounts to be authenticated and the manner and place of delivery and shall otherwise be in a format agreed upon by the Trustee and the Special Warrant Trustee. In the event that a retraction right arises with respect to the Special Warrants, the Company shall give the Trustee immediate notice thereof and, thereafter, prior to the issuance of any Securities pursuant to this Section 304(a), the Trustee shall be entitled to receive an Opinion of Counsel to the effect that the issuance of such Securities is entitled to an exemption under the 1933 Act. Promptly upon receipt of such requisition, the Trustee shall give written notice to the Special Warrant Trustee as to the time by which it reasonably expects to be able to authenticate, register and deliver the Securities referred to in such requisition. Upon such authentication, registration and delivery, the Trustee shall notify the Company and the Special Warrant Trustee in writing thereof and the Company shall deliver to the Trustee a receipt therefor.

          (b) The Securities shall be issued in definitive registered form, without coupons, substantially in the form specified in Section 202.

          (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee or to its order for authentication pursuant to this
Section 304 together with a Company order for authentication and delivery of such Securities, and the Trustee or an Authenticating Agent in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise. In connection with any Company Order for authentication, a compliance certificate and Opinion of Counsel pursuant to
Section 102 shall not be required.

SECTION 305.   Registration, Registration of Transfer and
               Exchange; Restrictions on Transfer.

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture (including Section 205).

          At the option of the Holder, and subject to the other provisions of this Section 305, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of this Section 305, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the other provisions of this Section 305, entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 1202 (other than where the shares of Granges Common Stock are to be issued or delivered in a name other than that of the Holder of the Security) not involving any transfer.

          (b) Beneficial ownership of every Security shall be subject to the restrictions on transfer provided in the legend required to be set forth on the face of each Security pursuant to Section 205, unless such restrictions on transfer shall be waived by the written consent of the Company, and the Holder of each Security, by such Holder's acceptance thereof, agrees to be bound by such restrictions on transfer. Whenever any such legended Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Section 311, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. Neither the Security Registrar nor any Transfer Agent shall be required to accept for such registration of transfer or exchange any such legended Security not so accompanied by a properly completed certificate.

          As used in the preceding paragraph of this Section 305, the term "transfer" encompasses any sale, pledge, transfer or other disposition of any Security.

          (c) Neither the Trustee, the Principal Paying Agent nor any of their agents shall (1) have any duty to monitor compliance with or with respect to any federal or state or other securities or tax laws or (2) have any duty to obtain documentation on any transfers or exchanges other than as specifically required hereunder.


SECTION 306.  Mutilated, Destroyed, Lost or Stolen Securities.

          If any mutilated Security is surrendered to the Trustee or a Transfer Agent the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there be delivered to the Company and the Trustee or a Transfer
Agent:

          (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

          (2) such security or indemnity as may be satisfactory to the Company and the Trustee and such Transfer Agent to save each of them and any agent of either of them harmless,

then, in the absence of actual notice to the Company, the Trustee or the Transfer Agent that such Security has been acquired by a bona fide purchaser, the Company shall execute, the Trustee or an Authenticating Agent shall authenticate and the Trustee or Transfer Agent shall deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any exchange rights, may, instead of issuing a new Security, pay such Security upon satisfaction of the conditions set forth in the preceding paragraph.

          Upon the issuance of any new Security under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Principal Paying Agent and the Transfer Agent) connected therewith.

          Every new Security issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


SECTION 307.  Payment of Interest, Interest Rights Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security, the date of the proposed payment and the Special Record Date, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. The Special Record Date for the payment of such Defaulted Interest shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. Not less than 10 days prior to a Special Record Date, the Trustee, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities at such Holder's address as it appears in the Security Register. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          In the case of any Security which is exchanged as permitted by Section 1201 interest accrued to the date of exchange on the principal amount exchanged shall be payable and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name such Security (or one or more Predecessor Securities) is registered at the close of business on the date on which such Security shall have been properly surrendered for exchange.

SECTION 308.  Persons Deemed Owners.

          Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and (subject to Sections 305 and 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.


SECTION 309.  Cancellation.

          All Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered to the Trustee shall be canceled promptly by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section 309 except as expressly permitted by this Indenture. All canceled Securities and any certificates in connection therewith held by the Trustee shall be delivered to the Company.


SECTION 310.  Computation of Interest.

          Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.


SECTION 311.  Form of Certification.

          In connection with the certification contemplated by Section 305 or 1202 relating to compliance with certain restrictions relating to transfers of Restricted Securities, such certification shall be provided substantially in the form of the following certificate, with only such changes as shall be approved by the Company and the Trustee:

                                 "CERTIFICATE

                               ATLAS CORPORATION

                7% EXCHANGEABLE DEBENTURES DUE OCTOBER 25, 2000

          This is to certify that as of the date hereof with respect to U.S.$________ principal amount (as defined in the Indenture) of the above-captioned securities presented or surrendered on the date hereof (the "Surrendered Securities") for registration of transfer, or for exchange for like Securities of other denominations or for Granges Common Stock where the securities issuable upon such exchange are to be registered in a name other than that of the undersigned Holder (each such transaction being a "transfer"), the undersigned Holder (as defined in the Indenture) certifies that the transfer of Surrendered Securities associated with such transfer complies with the restrictive legend set forth on the face of the Surrendered Securities for the reason checked below:

__________ The transfer of the Surrendered Securities complies with Rule 144 under the United States 1933 Act of 1933, as amended (the "1933 Act"); or

__________ The transfer of the Surrendered Securities complies with Rule 144A under the 1933 Act; or

__________ The transfer of the Surrendered Securities complies with Rule 904 under the 1933 Act.

__________ The transfer of the Surrendered Securities has been made to an individual or institution that is an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act in a transaction exempt from the registration requirements of the 1933 Act because such institution is:

          __________  any bank as defined in Section 3(a)(2) of the 1933 Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act whether acting as an individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the 1934 Act; any insurance company as defined in Section 2(13) of the 1933 Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in
                      Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, of if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

          __________  any private business development company as defined in
                      Section 202(a)(22) of the Investment Advisers Act of 1940;

          __________  any organization described in Section 501(c)(3) of the
                      Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purposes of acquiring the securities offered, with total assets in excess of $5,000,000;

          __________  any director, executive officer, or general partner of the
                      Company;

          __________  any natural person whose individual net worth, or joint net worth with that person's
                      spouse, at the time of his purchase exceeds $1,000,000;

          __________  any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

          __________  Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directly by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the 1933 Act; or

          __________  any entity in which all of the equity owners are accredited investors.

________ The transfer of the Surrendered Securities has been made pursuant to an effective registration statement filed under the 1933 Act.


                                                            [Name of Holder]


                                                            ____________________

Dated:  ____________, ____*"
       *  To be dated the date
          of presentation or
          surrender

SECTION 312.  CUSIP Numbers.

          The Company in issuing Securities may use "CUSIP" numbers (if then generally in use) in addition to serial numbers; if so, the Trustee shall use such "CUSIP" numbers in addition to serial numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no
                        --------
representation is made as to the correctness of such CUSIP numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the serial or other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP numbers.


SECTION 313.  Taxes and Withholding.

          (a) Unless the requirements of Section 313(d) are met and then except to the extent that the certifications in Section 313(d) validly provide for exemption or relief therefrom, any and all payments hereunder shall be made subject to deduction for any present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto including (i) United States withholding taxes applicable to the payment of interest to a Holder, and (ii) any tax or charge arising from the transfer of ownership of Securities or the registration of Securities in a name other than that of prior Holder (all such expenses being referred to as "Taxes").

          (b) The Company shall promptly furnish to the Trustee Internal Revenue Service Form 1042S evidencing payment of Taxes or other evidence of payment chosen by the Company, in each case to the extent reasonably available, and the Trustee shall in turn distribute copies of such evidence to each Person requesting such copies on whose behalf taxes were paid.

          (c) Without prejudice to the survival of any other agreement of the Company hereunder, the agreements and obligations of the Company contained in this Section 313 shall survive the satisfaction and discharge of this Indenture until six months after the applicable statute of limitations with respect to the relevant Taxes expires.

          (d) The Company shall, until the end of the period described in paragraph (c) of this Section 313, maintain a record of the identity of any Person who held a beneficial interest in the Securities. To the extent applicable to such Person, and to the extent such Person wishes to claim the benefits of this Section 313, such Person shall provide to the Company its name and address and shall certify to the Company that (i) it is entitled to receive payments of interest hereunder subject to the portfolio interest exemption from United States withholding tax on interest pursuant to Sections 871(h) and 881(c) of the

Code, (ii) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3) of the Code, (iii) it is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3), (iv) it is not a United States person, citizen or resident, and (v) it is not licensed to conduct a banking business or to accept deposits from members of the public and, in fact, does not accept such deposits, and such Person shall have undertaken to provide to the Company such tax forms, including a Certificate of Foreign Status (Internal Revenue Service Form W-8), as may reasonably be requested from time to time by the Company to ensure the availability to such Person of such exemption from United States withholding tax on interest pursuant to Sections 871(h) and 881(c) of the Code. In the event that such a Person is unable to provide the certifications set forth in the previous sentence, it shall provide to the Company, if applicable, a properly completed U.S. Internal Revenue Service Form 1001 and shall certify to the Company that it is entitled to receive interest subject to a reduced U.S. withholding tax rate, or a properly completed Form 4224 and shall certify to the Company that it is entitled to receive interest without deduction of U.S. withholding taxes. Such certification by each such Person on such Form 1001 shall be accompanied by a copy of a Certificate of Foreign Status (Internal Revenue Service Form W-8) duly executed by the Person named in such certification or Form. Such Person shall also provide to the Company from time to time any other documentation or information required by the Code and the regulations, rulings and forms pertaining thereto or to any successor provision, or by any other provision of law, with respect to any such applicable exemption from United States withholding tax on interest or reduction in the rates thereof with respect to payments to be made hereunder.

          (e) The Company shall give the Trustee an Officers' Certificate as to the necessity, if any, to withhold any amounts from payments to Holders (and the amount of any such withholding) whether pursuant to this Section 313 or arising from the delivery by a Holder of any certificate or notice pursuant to Section 204 of this Indenture and the Trustee and any Paying Agent may rely conclusively on such Officers' Certificate in making payments hereunder.

          (f) If any Taxes are assessed against the Company or the Trustee with respect to payments previously made hereunder, the Holder of any Security in respect of which such Taxes were assessed shall, and each such Holder, by his acceptance of the Securities, hereby agrees to, promptly, upon demand, pay such Taxes directly to the entity imposing such Taxes or, in case that the Company or Trustee, as the case may be, shall have already made such payment, shall repay the full amount of such Taxes so paid, and each such Holder, by his acceptance of the Securities further agrees that amounts not so repaid shall be paid
                  ------- ------
directly to the Company or Trustee, as the case may be, and not to the Holder out of the amount of any interest or principal payable to such Holder hereunder as such payments become due or out of the amount of any Granges Common Stock otherwise deliverable to such Holder upon exchange hereunder at the time such exchange takes place, whether or not such payments or Granges Common Stock are deliverable in respect of the Security in respect of which Taxes were paid, until such amount shall have been fully repaid.

                                 ARTICLE FOUR

                          SATISFACTION AND DISCHARGE


SECTION 401.  Satisfaction and Discharge of Indenture.

          This Indenture shall upon Company Request cease to be of further effect (except as to any surviving rights of exchange, or registration of transfer or exchange pursuant to Section 305, or replacement of Securities herein expressly provided for and the Company's obligations to the Trustee pursuant to Section 607), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1)  either

               (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306, and
          (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in
          Section 1003) have been delivered to the Trustee for cancellation; or

               (B) all such Securities not theretofore delivered to the Trustee or the Principal Paying Agent or its agent for cancellation (other than Securities referred to in clauses (i) and (ii) of clause (1)(A) above)

               (i)   have become due and payable, or

               (ii) will have become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i), which funds may include, in the case of a deposit under clause (i), Granges Common Stock if permitted by the first sentence of the face or by the reverse of the Securities) in trust an amount sufficient, and for the purpose, to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be; and

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Company to any Authenticating Agent under Section 612 and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of
Section 1003 shall survive.


SECTION 402.  Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 1003, all money and securities deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Persons entitled thereto, of the principal and interest for whose payment such money and securities has been deposited with the Trustee.

          All moneys deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently exchanged shall be returned to the Company upon Company Request.

                                 ARTICLE FIVE

                                   REMEDIES


SECTION 501.   Events of Default.

          "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) default in the payment of any interest (including any Additional Amount) upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

          (2) default in the payment of the principal of any Security within the period of time after Maturity as provided in Sections 1001 and 1106, as applicable; or

          (3) default in the performance or observance, or breach, of any term, covenant, warranty or agreement of the Company in the Securities or this Indenture, and continuance of such default or breach for a period of 60 days after written notice of such failure, requiring the Company to remedy the same and stating that such notice is a "Notice of Default", shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities; or

          (4) (a) failure by the Company to pay when due an aggregate amount in excess of U.S.$500,000 or the equivalent thereof in any other currency in respect of any outstanding Indebtedness and the continuance of such failure beyond any applicable grace period provided for in the terms of such Indebtedness, or (b) default by the Company with respect to outstanding Indebtedness, which default results in the acceleration of Indebtedness in an aggregate amount in excess of U.S.$500,000 or the equivalent thereof in any other currency, without, in the case of (a) or (b), such Indebtedness having been discharged or such payment default or acceleration, as the case may be, having been cured, waived, rescinded or annulled within a period of 10 days after written notice thereof by or on behalf of the holders of such Indebtedness; provided, however, that if, prior to the entry of judgment in
                 --------  -------
   favor of any trustee with respect to any Indebtedness or in favor of any holder of any Indebtedness or other representative of the holders thereof, such failure or default under such indenture or instrument shall be remedied or cured by the Company, or waived by or on behalf of the holders of such Indebtedness, and such acceleration (if applicable) shall be rescinded, then the Event of Default under this Indenture shall be deemed likewise to have been remedied, cured or waived; "Indebtedness" is defined to mean obligations of, or guaranteed or assumed by, the Company for borrowed money, including obligations evidenced by bonds, debentures, notes or other similar instruments (it being understood that "Indebtedness" does not include obligations under the Securities and obligations to pay the purchase price of goods if such goods are acquired, and such obligations are incurred, in the ordinary course of the Company's business); or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under Federal bankruptcy law or any other applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under Federal bankruptcy law or any other applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment or taking possession of a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

SECTION 502.   Acceleration of Maturity; Rescission and Annulment.

          If an Event of Default (other than an Event of Default specified in
Section 501(5) or 501(6)) occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal and all accrued interest thereon shall become immediately due and payable. If an Event of Default specified in Section 501(5) or 501(6) occurs, the principal of, and accrued interest on, all the Securities shall ipso facto become
                                                      ---- -----
immediately due and payable without any declaration or other Act of the Holder or any act on the part of the Trustee.

          At any time after such declaration of acceleration has been made and before a judgment or decree for payment of the money due or delivery of the Pledged Shares has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A)  all overdue interest on all Securities,

               (B) the principal of any Securities which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate borne by the Securities,

               (C) interest upon overdue interest at a rate of 7% per annum, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel;

   and

          (2) all Events of Default, other than the nonpayment of the principal of, and any interest on, Securities which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

          In addition to the foregoing, if any declaration of acceleration is based solely on an Event of Default specified in Section 501(4) and if, at any time after such declaration and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, such Event of Default is deemed to have been remedied, cured or waived pursuant to the proviso of Section 501(4) and the conditions set forth in Clauses (1) and (2) of the preceding paragraph have been satisfied, then such declaration and its consequences shall be deemed to have been automatically rescinded and annulled without any further action by the Trustee or the Holders.

          No rescission or annulment referred to above shall affect any subsequent default or impair any right consequent thereon.


SECTION 503.   Collection of Indebtedness and Suits
               for Enforcement by Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest on any Security when it becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of any Security within the period of time after the Maturity thereof as provided in Sections 1001 and 1106, as applicable,

the Company will, upon demand of the Trustee, pay to it in cash, for the benefit of the Holders of such Securities the whole amount then due and payable on such Securities for principal and interest and interest on any overdue principal and on any overdue interest, at a rate of 7% per annum, and in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the whole amount of such interest and principal remaining unpaid, and may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.


SECTION 504.   Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or either of their creditors, the Trustee (irrespective of whether the principal of, and any interest on, the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

   (1) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

   (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 607.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Security any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding; provided, however, that the Trustee may, on
--------  -------
behalf of such Holders, vote for the election of a trustee in bankruptcy or similar official and be a member of a creditors' or other similar committee.


SECTION 505.   Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.


SECTION 506.   Application of Money Collected.

          Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST:  To the payment of all amounts due the Trustee under Section
   607;

          SECOND: To the payment of the amounts then due and unpaid for interest on the Securities in respect of which or for the benefit of which such money has been collected;

          THIRD: To the payment of the amounts then due and unpaid for principal on the Securities in respect of which or for the benefit of which such money has been collected; and

          FOURTH:  Any remaining amounts shall be repaid to the Company.

SECTION 507.   Limitation on Suits.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 45 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 45-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

SECTION 508.   Unconditional Right of Holders to Receive
               Principal and Interest and to Exchange.

          Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption on the Redemption Date), and to exchange such Security in accordance with Article Twelve, and to institute suit for the enforcement of any such payment and right to exchange, and such rights shall not be impaired without the consent of such Holder.


SECTION 509.   Restoration of Rights and Remedies.

          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.


SECTION 510.   Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.   Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Five or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or (subject to the limitations contained in this Indenture) by the Holders of Securities.


SECTION 512.   Control by Holders of Securities.

          The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that
                                             --------

          (1) such direction shall not be in conflict with any rule of law or with this Indenture and could not involve the Trustee in personal liability, and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction or this Indenture.


SECTION 513.   Waiver of Past Defaults.

          The Holders, either (a) through the written consent of Holders of not less than a majority in principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least two thirds in principal amount of the Outstanding Securities represented at such meeting, may waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of or interest on any Security, or (2) in respect of a covenant or provision hereof which under Article Eight cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.   Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 514 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder of any Security for the enforcement of the payment of the principal of or interest on any Security on or after the respective Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to exchange any Security in accordance with Article Twelve.


SECTION 515.   Waiver of Usury, Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE SIX

                                  THE TRUSTEE


SECTION 601.   Certain Duties and Responsibilities.

          (a)  Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture, but not to verify the contents thereof.

This Section 601(a) shall be in lieu of Section 315(a) of the TIA and such
Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

          (b) In case an Event of Default has occurred and is continuing (provided, in the case of an Event of Default under Section 501(4), the Trustee is deemed to have notice of such Event of Default pursuant to Section 603(8)), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that
                                              ------

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.


SECTION 602.   Notice of Defaults.

          Within 60 days after the occurrence of any default hereunder as to which the Trustee has received notice, the Trustee shall give to all Holders of Securities, in the manner provided in Sections 105 and 613, notice of such default, unless such default shall have been cured or waived; provided,
                                                               --------
however, that in the case of any default of  the character specified in Section
-------
501(3), no such notice to Holders of Securities shall be given until at least 30 days after the occurrence thereof, provided further, that, except in the case of
                                   ----------------
default in the payment of principal or interest on any Security, the Trustee may withhold such notice if and so long as the board of directors, executive committee, or a trust committee of directors and/or responsible officers, of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

SECTION 603.   Certain Rights of Trustee.

          Subject to the provisions of Section 601:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors shall be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (8) the Trustee shall not be deemed to have notice of any Event of Default under Section 501(4) unless a Responsible Officer of the Trustee shall have received notice thereof from Holders of not less than 25% in principal amount of the Outstanding Securities.


SECTION 604. Not Responsible for Recitals or Issuance of Securities.

          The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.


SECTION 605.   May Hold Securities, Act as Trustee
               Under Other Indentures.

          Subject to Section 614(a), the Trustee, any Authenticating Agent, any Paying Agent, any Escrow Agent or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Escrow Agent or such other agent.

          Subject to Section 614(a), the Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee hereunder.

SECTION 606.   Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.


SECTION 607. Compensation and Indemnification of Trustee and Its Prior Claims.

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as the Company and the Trustee shall from time to time agree on in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any and all loss, liability, damage, claims or expense including taxes (other than taxes based on or measured or determined by the income of the Trustee) incurred by it, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of its duties hereunder, including the costs and expenses of defending itself against or investigating any claim or liability in the premises, except to the extent that any such loss, liability, damage, claims or expense was due to the Trustee's negligence or bad faith. The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. To secure the Company's payment obligations under this Section, the Trustee shall have a lien prior to the Securities on (i) all money or property held or collected by the Trustee, as such, except money or property held in trust to pay the principal of or interest on particular Securities and (ii) all Exchange Property held under the Escrow and Pledge Agreement and such lien shall survive the satisfaction and discharge of the Indenture and any other termination of the Indenture including any termination under any bankruptcy law. Without limiting any other rights available to the Trustee under applicable law, when the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(5) or (6), the Holders by their acceptance of the Securities hereby agree that such expenses and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law. "Trustee" for purposes of this Section 607 shall include any predecessor Trustee, but the negligence or bad faith of any Trustee shall not (except to the extent otherwise required by law) affect the indemnification of any other Trustee.


SECTION 608.   Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof, or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least U.S.$50,000,000, subject to supervision or examination by federal or state authority and in good standing. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article and a successor shall be appointed pursuant to Section 609.


SECTION 609.   Resignation and Removal; Appointment
               of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 610.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 610 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and the Company.

          (d)  If at any time:

          (1) the Trustee shall cease to be eligible under this Article and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee who shall comply with the applicable requirements of this Section and Section
610. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 610, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by this Section and Section 610, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders of Securities in the manner provided in Section 105. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 610.   Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.


SECTION 611.   Merger, Conversion, Consolidation or
               Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article,
--------
without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 612.   Authenticating Agent.

          The Trustee may, with the consent of the Company, appoint an Authenticating Agent or Agents acceptable to the Company with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon transfer, exchange or substitution pursuant to this Indenture. The Trustee shall so appoint any such agent required to effectuate the listing on the Vancouver Stock Exchange contemplated by Section 1007.

          Securities authenticated by an Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder, and every reference in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof, the District of Columbia or the federal or any provincial laws of Canada, authorized under such laws to act as Authenticating Agent and subject to supervision or examination by government or other fiscal authority. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 612, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this
Section 612.

          Any corporation into which an Authenticating Agent may be merged or exchanged or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible
                      --------
under this Section 612, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

          An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 612, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 612.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 612.

          If an Authenticating Agent is appointed with respect to the Securities pursuant to this Section 612, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture.

                                   __________________________,
                                    as Trustee
                                    By [Authenticating Agent],
                                    as Authenticating Agent


                                   By ___________________________
                                        Authorized Officer

          If the Special Warrant Trustee or any other Canadian Person is appointed to act as an Authenticating Agent with respect to the Securities pursuant to this Section 612, the Securities may have endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternative certificate of authentication in the following form:


                                   Countersigned for Authentication Only
                                   _______________________,
                                    as Transfer Agent


                                   By ___________________________
                                        Authorized Officer


SECTION 613.   Reports by Trustee to Holders.

          (a) The Trustee shall transmit to Holders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the TIA at the times and in the manner provided pursuant thereto. To the extent that any such report is required by the TIA with respect to any 12-month period, such report shall cover the 12-month period ending May 15 and shall be transmitted within 60 days thereafter.

          (b) A copy of each report at the time of its mailing to Holders shall be filed with the United States Securities and Exchange Commission and each securities exchange on which the Securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any securities exchange and any delisting therefrom.

          (c)  The Trustee shall also transmit any reports made pursuant to this
Section 613 to those parties required to receive them by virtue of the TIA.


SECTION 614. Additional Qualifications and Duties Pursuant to the Trust Indenture Act.

          In addition to the other qualifications and duties required of the Trustee by this Article Six, the Trustee shall also comply with the following:

          (a) the Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1), 310(a)(5) and 310(b);

          (b) The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

          (c) The Company shall furnish or cause to be furnished to the Trustee, at six-month intervals and at such other times as the Trustee shall request in writing, all information in its possession or control, or the control of any Paying Agents, regarding the names and addresses of Holders, and the Trustee shall preserve such information in as current a form as is reasonably practicable, including any such information received by the Trustee as Paying Agent.

                                 ARTICLE SEVEN

             CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 701.   Company May Consolidate, Etc., Only on Certain Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

          (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all of the properties and assets of the Company shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all of the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and shall have provided for exchange rights in accordance with Section 1204(a)(5) if applicable;

          (2) immediately after giving effect to such transaction and treating any Indebtedness which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with, together with any documents required under Section 803.

SECTION 702.   Successor Substituted.

          Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with
Section 701, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                 ARTICLE EIGHT

                            SUPPLEMENTAL INDENTURES


SECTION 801.   Supplemental Indentures Without Consent of
               Holders of Securities.

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants and obligations of the Company herein and in the Securities as permitted by this Indenture; or

          (2) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

          (3) to make provision with respect to the exchange rights of Holders of Securities pursuant to Section 1204(a)(5);

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture as the Company and the Trustee may deem necessary or desirable, provided, such action pursuant to this clause
                                --------
   (4) shall not adversely affect the interests of the Holders of Securities; or

          (5) subject to Section 508, to comply, by a non-material modification of terms, with the requirements or suggestions of any official or semi-official regulatory or self-regulatory body having jurisdiction over the Company or the Securities, provided, however, that nothing in this paragraph
                              --------  -------
   (5) shall permit any modification disadvantageous in any material respect to the Holders without the consent or vote of Holders pursuant to the procedures specified in Section 802.

          Upon Company Request, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and subject to and upon receipt by the Trustee of the documents described in Section 803 hereof, the Trustee shall join with the Company in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained.


SECTION 802.   Supplemental Indentures with Consent of
               Holders of Securities.

          With either (a) the written consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of two-thirds in principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Securities under this Indenture; provided, however, that no such supplemental indenture shall, without
           --------  -------
the consent or affirmative vote of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount or the rate of interest payable thereon, or reduce the amount of principal that would be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 502 or a redemption thereof pursuant to Article Eleven, or change the coin or currency in which any Security or the interest thereon or any other amount in respect thereof is payable, or impair the right to institute suit for the enforcement of any payment in respect of any Security on or after the Stated Maturity thereof (or, in the case of redemption on or after the Redemption Date) or, except as permitted by
   Section 1204, adversely affect the right to exchange any Security as provided in Article Twelve, or

          (2) reduce the requirements of Section 904 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture, or

          (3) modify the obligation of the Company to maintain an office or agency pursuant to Section 1002, or

          (4) modify any of the provisions of this Section or Section 513, except to increase any voting requirements contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby, or

          (5) waive a default in the payment of the principal of or interest on any Security.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.


SECTION 803.   Execution of Supplemental Indentures.

          In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Sections 601 and 603) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture, that such supplemental indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.


SECTION 804.   Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 805.   Reference in Securities to Supplemental
               Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.


SECTION 806.   Notice of Supplemental Indentures.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 802, the Company shall give notice to all Holders of Securities of such fact, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 105. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.

                                 ARTICLE NINE

                       MEETINGS OF HOLDERS OF SECURITIES


SECTION 901.   Purposes for Which Meetings May Be Called.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.


SECTION 902.   Call, Notice and Place of Meetings.

          (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 901, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 105, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 901, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph (a) of this Section with regard to notice by the Trustee, for which purpose the Trustee shall, upon written request of the Company or such Holders, provide the names and addresses of all Holders as indicated in the Security Register.

SECTION 903.   Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.


SECTION 904.   Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting (subject to repeated applications of this sentence). Except as provided in Section 905(d), notice of the reconvening of any adjourned meeting shall be given as provided in Section 902(a), except that such notice need only be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 802) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than two-thirds in principal amount of Outstanding Securities represented and entitled to vote at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.
The Trustee shall, in the name and at the expense of the Company, notify all the Holders of Securities of any such resolutions or decisions pursuant to Section 105.

SECTION 905.   Determination of Voting Rights; Conduct
               and Adjournment of Meetings.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 103 and the appointment of any proxy shall be proved in the manner specified in Section 103.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in
Section 902(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting, each Holder of a Security or proxy shall be entitled to one vote for each U.S.$1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at
                    --------  -------
any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d)  Any meeting of Holders of Securities duly called pursuant to
Section 902 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 906.   Counting Votes and Recording Action
               of Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts at Stated Maturity and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in
Section 902 and, if applicable, Section 904. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                  ARTICLE TEN

                                   COVENANTS


SECTION 1001.  Payment of Principal and Interest.

          The Company covenants and agrees that it will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee or the Principal Paying Agent, prior to the due date for any installment of interest, all payments so due, which payments shall be in immediately available funds on the due date. Any payments so deposited shall be held in trust for the Holders and the Trustee, and any Paying Agent shall give notice to the Trustee of any default by the Company in making any payments so due. Upon maturity of the Securities the Company shall retire the Securities by making payment in cash, Granges Common Stock or cash and Granges Common Stock as provided in Section 202.

          In the case of any payments of principal due at Stated Maturity, in whole or in part, in Granges Common Stock, the Company will deposit or cause to be deposited with the Trustee or the Principal Paying Agent on or before the fifth Business Day after the Stated Maturity of the Securities the cash due in accordance with the first sentence of the face of the Securities set forth in
Section 202 and, in the case that the Exchange Property to be released from the lien of this Indenture for payment on Maturity in accordance with Section 11 of the Escrow and Pledge Agreement is insufficient to make payment in accordance with the first sentence of the face of the Securities set forth in Section 202, the Company shall also deliver on or before such fifth Business Day a sufficient amount of Granges Common Stock to make up such insufficiency, such cash or stock to be held in trust for the Holders and the Trustee, and any Paying Agent shall give notice to the Trustee of any default by the Company in making any such payments so due.

          In the case of any payments of principal due at Stated Maturity made wholly in cash, such cash will be deposited with the Trustee or the Principal Paying Agent prior to Stated Maturity, to be held in trust for the Holders and the Trustee, and any Paying Agent shall give notice to the Trustee of any default by the Company in making any such payments so due.

SECTION 1002.  Maintenance of Offices or Agencies.

          The Company hereby appoints (a) the Corporate Trust Office of the Trustee as its agent in the Borough of Manhattan, The City of New York, where Registered Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.

          The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have
                      --------  -------
been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and interest on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of Section 1003, the Company will maintain an office or agency where Securities may be presented or surrendered for payment and exchange, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of, the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 105, of the appointment or termination of any agents and of the location and any change in the location of any such office or agency.

          If at any time the Company shall fail to maintain an office or agency, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on the Corporate Trust Office of the Trustee.


SECTION 1003.  Money for Security Payments To Be Held
               in Trust.

          If the Company shall act as a Paying Agent, it will, on or before each due date of the principal of or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of or interest on Securities for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal or interest; and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent and the Company shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of or interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the
                                                   --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper in each Place of Payment, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.  Corporate Existence.

          Subject to Article Seven, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however,
                                                          --------  -------
that the Company shall not be required to preserve any such right or franchise if the Board of Directors, or Chief Executive Officer and Chief Financial Officer of the Company jointly, determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.


SECTION 1005.  Maintenance of Properties.

          The Company will cause all properties used or useful in the conduct of its business or the business of any Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that
                                                    --------  -------
nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business or the business of any Subsidiary and not disadvantageous in any material respect to the Holders.


SECTION 1006.  Payment of Taxes and Other Claims.

          The Company will promptly pay or discharge, or cause to be paid or discharged, before the same may become delinquent, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property, real or personal, or upon any part thereof, of the Company or any Subsidiary, and (2) all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon the property of the Company or any Subsidiary; provided, however, that
                                                    --------  -------
neither the Company nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim (i) whose amount, applicability or validity is being contested in good faith by appropriate proceedings, or (ii) if the effect of such failure to pay or discharge would not have a material adverse effect on the assets, business, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

SECTION 1007.  Registration and Listing.

          The Company shall, for the benefit of Holders, as soon as practicable, file (or cause to be filed): (i) a preliminary prospectus and final prospectus (the "Prospectus") in the Canadian Provinces of Ontario and British Columbia qualifying the distribution of the Securities and (ii) a registration statement or registration statements (the "1933 Registration Statement") under the 1933 Act, registering the Securities and the underlying shares of Granges Common Stock for resale, and shall also file (or cause to be filed) all required filings with state securities or "blue sky" administrators in the states where the Holders of the Securities propose to offer and sell the Securities and the underlying shares of Granges Common Stock (the "Blue Sky Filings"). Subject to the following paragraph, the Company shall use its best efforts to cause receipts to be issued by the securities commissions in Ontario and British Columbia for the (final) Prospectus and to cause the 1933 Registration Statement and Blue Sky Filings to become effective not later than the Qualification Deadline and to cause the 1933 Registration Statement and the Blue Sky Filings to remain effective and current until the date which is three years after the latest date on which Granges Common Stock is acquired pursuant to the Indenture by Holders; provided, however, that the Company may, upon notice to the Holders
            --------  -------
of Securities, temporarily suspend sales under the 1933 Registration Statement during any reasonable period in which its board of directors determines, in good faith, that because of material corporate changes, it would not be feasible to maintain a current prospectus during such period, provided, further, that in
                                                  --------  -------
such event, the Company will, at the earliest possible time thereafter, take all necessary steps to update the prospectus disclosure and notify the Holders that sales under the 1933 Registration Statement may resume. The Company shall further, as soon as practicable, file (or cause to be filed) with the SEC a registration statement (the "1934 Registration Statement") under the 1934 Act, registering the Securities under Section 12(b) of the 1934 Act, and shall use its best efforts to cause the 1934 Registration Statement to become effective not later than the Qualification Deadline and to remain effective throughout the term of the Securities.

          The Prospectus, the 1933 Registration Statement, the Blue Sky Filings and the 1934 Registration Statement shall collectively be referred to hereinafter as the "Registration Filings". In the event that the Registration Filings are not made effective (or, in the case of the (final) Prospectus, the securities commissions in Ontario or British Columbia have not issued receipts therefor) on or before the Qualification Deadline, the Company shall, unless all Special Warrants are retracted and cancelled pursuant to the Underwriting Agreement, be obligated to complete the Registration Filings and to make such filings effective as soon as practicable after the Qualification Deadline and cause the 1933 Registration Statement, the Blue Sky filings and the 1934 Registration Statement to remain effective for the period set forth herein.

          The Company will cause the Securities to be listed, posted and called for trading on the Vancouver Stock Exchange (and will use its best efforts to have the Securities listed, posted and called for trading on the New York Stock Exchange or such other U.S. securities exchange as is acceptable to the Underwriters) not later than the earlier of either (i) the fifth Business Day following the date upon which the requirements of the paragraph above have been fulfilled or (ii) the first Business Day which is twelve months after November 10, 1995. The Company will maintain such listings throughout the term of the Securities.


SECTION 1008.  Statement by Officers as to Default.

          The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that in the course of performance by the signers of their duties as such officers of the Company they would normally obtain knowledge of whether any default exists in the performance and observance of any of the terms, provisions and conditions of this Indenture and whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture. Such Certificate shall further state, as to each such officer signing such Certificate, to the best of the knowledge of such officer, as of the date of such Officers' Certificate, (a) whether any such default exists, (b) whether the Company during the preceding fiscal year kept, observed, performed and fulfilled each and every covenant and obligation of the Company under this Indenture and (c) whether there was any default in the performance and observance of any of the terms, provisions or conditions of this Indenture during such preceding fiscal year. If the officers signing the Certificate know of such a default, whether then existing or occurring during such preceding fiscal year, the Officers' Certificate shall describe such default and its status with particularity. The Company shall also promptly notify the Trustee if the Company's fiscal year is changed so that the end thereof is on any date other than the then current fiscal year end date.

          The Company will deliver to the Trustee, forthwith upon becoming aware of any default in the performance or observance of any covenant, agreement or condition contained in this Indenture, or any Event of Default, an Officers' Certificate specifying with particularity such default or Event of Default and further stating what action the Company has taken, is taking or proposes to take with respect thereto.

          Any notice required to be given under this Section 1008 shall be delivered to the Trustee at its Corporate Trust Office.

                                ARTICLE ELEVEN

                           REDEMPTION OF SECURITIES


SECTION 1101.  Right of Redemption.

          The Securities may be redeemed in accordance with the provisions of the form of Securities set forth in Section 202, provided, however, that no
                                                  --------  -------
fractional shares of Granges Common Stock (or any form of fractional interest in any other security which is part of the Exchange Property) shall be delivered upon redemption of Securities. If more than one Security held by a Holder shall be redeemed at one time, the number of whole shares (or other integral units of securities), which shall be delivered upon payment shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so redeemed. Instead of any fractional share (or other fractional unit) which would otherwise be deliverable upon redemption of any Security or Securities (or specified portions thereof), the Escrow Agent on behalf of the Company shall pay (but only from the sources specified below) a cash adjustment in respect of such fractional interest in an amount equal to the quotient obtained by dividing the product of the fractional amount of such fractional share and one hundred by the Exchange Rate. The Company shall deliver to the Escrow Agent, or at its option authorize the Escrow Agent to obtain by the sale of shares of Granges Common Stock (or other securities which are part of the Exchange Property) held by it, the funds necessary or anticipated by the Escrow Agent to be necessary for payment of such fractional interests, provided that after such sale the number of shares of Granges Common Stock (and of such other securities) held by it as Exchange Property shall be sufficient to permit the exchange of all Outstanding Securities for Granges Common Stock (and any other Exchange Property), on the basis of the Exchange Rate then in effect, in accordance with the provisions of Article Twelve. The Company agrees to furnish or cause to be furnished to the Escrow Agent any additional funds required to permit such cash payments in respect of fractional interests.


SECTION 1102.  Applicability of Article.

          Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article Eleven.

SECTION 1103.  Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of any of the Securities, the Company shall, not more than 60 nor less than 40 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemption Date which notice shall be revocable until the time the notice of the redemption pursuant to Section 1104 is given. If the Securities are to be redeemed pursuant to an election of the Company which is subject to a condition specified in the form of Securities set forth in Section 202, the Company shall furnish the Trustee with an Officers' Certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred.

          In case of the Company's election to pay the principal due upon redemption, in whole or in part, in shares of Granges Common Stock, the Company shall, not less than 30 days prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such election. Not less than 20 days prior to the Redemption Date, the Trustee shall notify Holders, in the manner provided in
Section 105, of any such election.


SECTION 1104.  Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 105 to the Holders of Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date, and such notice shall be irrevocable.

          All notices of redemption shall state:

          (1)  the Redemption Date,

          (2)  the Redemption Price, and accrued interest, if any,

          (3) if then known, whether payment of principal will be made wholly in cash or in cash and Granges Common Stock or wholly in Granges Common Stock,

          (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,

          (5) the Exchange Rate, the date on which the right to exchange the Securities to be redeemed will terminate and the places where such Securities may be surrendered for exchange,

          (6) the place or places that any certificate required by Section 311 shall be delivered, and the form of such certificate,

          (7) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, and

          (8) the serial and CUSIP numbers (if any) of the Securities called for redemption and the portions thereof called for redemption.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.


SECTION 1105.  Deposit of Redemption Price.

          In the case of any payment to be made solely in cash, one Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with the Principal Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money (all of which shall be in immediately available form on such Redemption
Date) sufficient to pay such Redemption Price of and accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been exchanged prior to the date of such deposit.

          In the case of any payment to be made in whole or in part in Granges Common Stock, the Company will deposit or cause to be deposited with the Trustee or the Principal Paying Agent on or before the fifth Business Day after the Redemption Date of the Securities any cash due in accordance with the reverse of the Securities set forth in Section 202 and, in the case that the Exchange Property to be released from the lien of this Indenture for payment on Redemption in accordance with Section 11 of the Escrow and Pledge Agreement is insufficient to make payment in accordance with the reverse of the Securities set forth in Section 202, the Company shall also deliver by such fifth Business Day a sufficient amount of Granges Common Stock to make up such insufficiency,

          If any Security called for redemption is exchanged, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.


SECTION 1106.  Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified; provided, however, that any payment made in
                                    --------  -------
whole or in part in Granges Common Stock (including any cash payable therewith) may be made up to five Business Days after the Redemption Date, and any such payment made within such period shall be deemed paid on the Redemption Date, and from and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price, including accrued interest) such Securities shall cease to bear interest. Upon surrender of any Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest on Securities whose
      --------  -------
Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of
Section 307.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal amount of such Security shall, until paid, bear interest from the Redemption Date at a rate of 7% per annum and each Security shall remain exchangeable into Granges Common Stock until the principal of such Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

                                ARTICLE TWELVE

                            EXCHANGE OF SECURITIES


SECTION 1201.  Right of Exchange.

          Subject to and upon compliance with the provisions of this Article Twelve, at the option of the Holder thereof, any Security may, at any time on or before the close of business on October 25, 2000, or in the case of Securities called for redemption in accordance with Section 1101, on or before the close of business on the Business Day next preceding the Redemption Date (unless the Company shall default in the payment of the Redemption Price), be exchanged for fully paid and non-assessable shares (calculated as to each exchange to the nearest 1/1,000 of a share) of Granges Common Stock (and other Exchange Property, if any, as provided in this Article) at the Exchange Rate hereinafter provided.

          The rate at which shares of Granges Common Stock shall be deliverable upon exchange of each U.S.$100.00 principal amount of Securities (herein called the "Exchange Rate") shall be initially 42.50 shares of Granges Common Stock. The Exchange Rate shall be subject to adjustment as provided in Sections 1204 and 1213.

SECTION 1202.  Method of Exchange.

          Subject to the requirement of prior notice set forth in the reverse of the form of Security set forth in Section 202, in order to exercise the right of exchange, the Holder of any Security to be exchanged shall surrender such Security for exchange by delivering such Security, duly endorsed or assigned to the Company or in blank, to the Company at the Corporate Trust Office of the Escrow Agent, or at such other office or agency of the Company as may be designated by it for such purpose, or at such other offices or agencies as the Company may designate. Securities surrendered shall be accompanied in each case by written notice, substantially in the form set forth in Section 204 (with an appropriate box filled in or accompanied by an opinion of counsel with substantial experience in practice under the 1933 Act and otherwise reasonably acceptable to the Company, that the Holder's exercise of its right to exchange is in compliance with the 1933 Act), that the Holder elects to exchange such Security or, if less than the entire principal amount of a Security is to be exchanged, the portion thereof to be exchanged, which shall be in an authorized denomination.

          As promptly as practicable after the proper surrender of such Security for exchange as aforesaid (subject however to the following paragraph of this Section 1202) and in accordance with the procedures set forth in the Escrow and Pledge Agreement the Company shall deliver or cause the Escrow Agent to deliver at said office or agency to such Holder, or on his written order, a certificate or certificates for the number of whole shares of Granges Common Stock and any other Exchange Property deliverable upon exchange of such Security (or specified portion thereof), and a check payable to such Holder for any interest accrued on the principal amount exchanged to the date upon which such Security shall have been properly surrendered. In addition, provision shall be made for any fraction of a share as provided in Section 1203. Such exchange shall be deemed to have been effected immediately prior to the close of business on the date on which such Security shall have been properly surrendered for exchange as aforesaid, and at such time the rights of the Holder of such Security as a Holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Granges Common Stock or other Exchange Property shall be deliverable upon such exchange shall, as between such Person or Persons and the Escrow Agent, be deemed to have become the holder or holders of record of the shares represented thereby.

          Delivery of such certificate or certificates and of any check for any cash may be delayed for a reasonable period at the request of the Company in order to effectuate the calculations of the adjustments pursuant to this Article Twelve, to obtain any certificate representing securities to be delivered or to complete any reapportionment of the shares of Granges Common Stock and any other Exchange Property apportioned thereto which is required by this Article Twelve. If, between the date of exchange and the date of delivery of the applicable security or securities, such security or securities shall cease to have any or certain rights, or a record date or effective date of a transaction to which
Section 1204 applies shall occur, the Person entitled to receive such security or securities shall be entitled only to receive such security or securities as so modified and any dividends or proceeds received thereon on or after the date of exchange, and the Company, the Trustee and the Escrow Agent shall not be otherwise liable with respect to the modification, from the date of exchange to the date of such delivery, of such security or securities.

          Except as otherwise expressly provided in this Indenture, no payment or adjustment shall be made upon any exchange on account of any interest after the date on which the Securities are properly surrendered or on account of any dividends on the Granges Common Stock or other Exchange Property delivered upon such exchange.

          In the case of any Security which is exchanged in part only, upon such exchange the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in principal amount equal to the unexchanged portion of such Security.

          If shares of Granges Common Stock to be issued upon exchange of a Restricted Security, or Securities to be issued upon exchange of a Restricted Security in part only, are to be registered in a name other than that of the beneficial owner of such Restricted Security, then such Holder must deliver to the Escrow Agent a certificate in substantially the form set forth in Section 311, dated the date of surrender of such Restricted Security and signed by such beneficial owner, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor the Escrow Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder shares of Granges Common Stock or Securities issued upon exchange of any such Restricted Security not so accompanied by a properly completed certificate.


SECTION 1203.  Fractional Interests.

          No fractional shares of Granges Common Stock (or any form of fractional interest in any other security which is part of the Exchange Property) shall be delivered upon exchange of Securities. If more than one Security shall be surrendered for exchange at one time by the same Holder, the number of whole shares (or other integral units of securities), which shall be delivered upon exchange shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so surrendered. Instead of any fractional share (or other fractional unit) which would otherwise be deliverable upon exchange of any Security or Securities (or specified portions thereof), the Escrow Agent on behalf of the Company shall pay (but only from the sources specified below) a cash adjustment in respect of such fractional interest in an amount equal to the quotient obtained by dividing the product of the fractional amount of such fractional share and one hundred by the Exchange Rate. The Company shall deliver to the Escrow Agent, or at its option authorize the Escrow Agent to obtain by the sale of shares of Granges Common Stock (or other securities which are part of the Exchange Property) held by it, the funds necessary or anticipated by the Escrow Agent to be necessary for payment of such fractional interests, provided that after such sale the number of shares of Granges Common Stock (and of such other securities) held by it as Exchange Property shall be sufficient to permit the exchange of all Outstanding Securities for Granges Common Stock (and any other Exchange Property), on the basis of the Exchange Rate then in effect, in accordance with the provisions of this Article. The Company agrees to furnish or cause to be furnished to the Escrow Agent any additional funds required to permit such cash payments in respect of fractional interests.

SECTION 1204.  Adjustment of Exchange Rate.

          (a) The Exchange Rate shall be subject to adjustments from time to time as follows:

          (1) In case Granges, at any time or from time to time after November 10, 1995, shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or options by way of dividend or spinoff, reclassification, recapitalization, merger or consolidation in which Granges is the continuing or resulting corporation, or similar corporate rearrangement) on the Granges Common Stock, other than a regular periodic cash dividend declared out of accumulated earnings of Granges or enter into any agreement for the issuance of Granges Common Stock (or securities convertible onto or exchangeable for Granges Common Stock) at a cash price per share (or having a conversion or exchange price per share) less than the Average Market Price (the date upon which the Company announces its intention to make such issuance being the relevant record date), then, and in each such case, the Exchange Rate in effect immediately prior to the close of business on the record date fixed for the determination of the persons entitled to receive such dividend or distribution shall be adjusted, effective as of the close of business on such record date, by multiplying such Exchange Rate by the quotient obtained by dividing (all amounts being calculated to the nearest cent or 1/100 of a share, as the case may be) the Average Market Price in effect on such record date, by such Average Market Price less the amount of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Granges Common Stock.

          As used in this Section 1204(a)(1), the term "Average Market Price" means the average closing trading price of Granges Common Stock on the American Stock Exchange (or, if Granges Common Stock is not then listed on the American Stock Exchange, the stock exchange or over-the-counter market upon which the Granges Common Stock is traded which, in aggregate, has the highest dollar trading volume) during a 20 consecutive trading day period ending one day prior to the record date fixed for the determination of the persons entitled to receive such dividend or distribution. Should Granges Common Stock not be traded on any stock exchange or over-the-counter market, then "Average Market Price" shall mean the fair value of Granges Common Stock over such twenty-day period as determined in good faith by an investment banking firm retained in good faith by the Company and which is a member of the New York Stock Exchange or the Toronto Stock Exchange.

          (2) In case Granges, at any time or from time to time after November 10, 1995, shall effect a subdivision of the outstanding shares of Granges Common Stock into a greater number of shares of Granges Common Stock (by reclassification or except by payment of a dividend in Granges Common Stock), then, and in each such case, the Exchange Rate in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately increased to reflect such transaction, as determined by the Board of Directors of the Company.

          (3) In case the outstanding shares of Granges Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Granges Common Stock, the Exchange Rate in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased to reflect such transaction, as determined by the Board of Directors of the Company.

          (4) All determinations by the Board of Directors of the Company under the provisions of this Indenture shall be made in good faith with due regard to the interests of the Holder, and in accordance with good financial practice.

          (5) In case Granges (i) shall consolidate with or merge into any other person and shall not be the continuing or surviving corporation in such consolidation or merger, or (ii) shall permit any other person to consolidate with or merge into Granges and Granges shall be the continuing or surviving person but, in connection with such consolidation or merger, the Granges Common Stock shall be changed into or exchanged for stock or other securities of any other person or cash or any other property, or (iii) shall transfer all or substantially all of its properties or assets to any other person, or (iv) shall effect a capital reorganization or reclassification of the Granges Common Stock, then, and in each such case, the Company shall execute and deliver to the Trustee a supplemental indenture, and to the Escrow Agent a supplement to the Escrow and Pledge Agreement, providing that, upon the basis and the terms and in the manner provided in this Section 1204(a)(5), each Holder, upon the exercise of any exchange privilege provided herein at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive at the aggregate Exchange Rate in effect at the time of such consummation for all Granges Common Stock issuable upon such exchange immediately prior to such consummation, in lieu of the Granges Common Stock issuable upon such exchange prior to such consummation, the stock and other securities, cash and property to which such Holder would have been entitled upon such consummation if such Holder had exercised its exchange privilege hereunder immediately prior thereto, provided, however, that such Holder (i) is not a
                           --------  -------
Person with which Granges consolidated or into which Granges merged or which merged into Granges or to which such conveyance, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer or lease is not the same for each share of Granges Common Stock held immediately prior to such consolidation, merger, conveyance, transfer or lease by others than a Constituent Person or any Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Shares"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, transfer or lease by the holders of each Non-Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares), and in each case subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for herein.

          Notice of any such supplemental indenture shall as soon as practicable be filed with the Escrow Agent and mailed by or on behalf of the Company to the Holders at their last addresses as they shall appear on the Security Register.

          Neither the Trustee nor the Escrow Agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property or cash receivable by the Holders upon the exchange of their Securities as herein provided after any such consolidation, merger, sale or transfer or to any adjustment to be made with respect thereto.

          (6) No adjustment in the Exchange Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Exchange Rate; provided, however, that any adjustments which by reason of this
                         -------
Section 1204 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (7)  In case any event shall occur as to which the provisions of this
Section 1204 are not strictly applicable but the failure to make an adjustment would not fairly protect the exchange rights represented by this Indenture and the Securities in accordance with the essential intent and principles of this Section, then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular independent auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 1204, necessary to preserve, without dilution, the exchange rights represented by this Indenture and the Securities. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Holders and shall make the adjustments described therein.

          (b) In the case of any adjustment or readjustment in the shares of Granges Common Stock issuable upon the exchange of Securities pursuant to this Article Twelve, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Indenture and prepare a report setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company will forthwith mail a copy of each such report to the Trustee and to each Holder, and will, upon the written request at any time of such Holder, furnish to each Holder a like report setting forth the Exchange Rate at the time in effect and showing how it was calculated. The Company will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by each Holder or any prospective purchaser of Securities designated by a Holder.

          (c) Distributions giving rise to an adjustment to the Exchange Rate pursuant to paragraph (a) of this Section 1204 shall become Exchange Property subject to the lien of this Indenture. In the event that any increase in the Exchange Rate shall cause the aggregate amount of Granges Common Stock deliverable upon exchange of all Outstanding Securities to exceed the number of shares of Granges Common Stock constituting Exchange Property, the amount of any such excess shall be satisfied by apportioning to each Holder, in proportion to the principal amount of Outstanding Securities held, such Exchange Property as is not Granges Common Stock.


SECTION 1205.  Escrow and Pledge Agreement.

          (a) The Company simultaneously with the execution and delivery of this Indenture is entering into the Escrow and Pledge Agreement with the Trustee as Escrow Agent, pursuant to which it is depositing with the Escrow Agent, and granting a security interest for the benefit of the Trustee and the Holders in, 1 share of Granges Common Stock for each $1.18 of principal amount of Special Warrants issued on the date hereof, or a maximum of 8,474,576 shares of Granges Common Stock, initially constituting the Exchange Property. The Escrow Agent shall be the exchange agent for the exchange of Securities for Granges Common Stock hereunder.

          (b) All cash received by the Escrow Agent as herein provided will be invested upon the written request of the Company by the Escrow Agent from time to time as so requested by the Company pursuant to the Escrow and Pledge Agreement.

          (c) In the event of any reduction of the principal amount of Securities Outstanding, as evidenced by the delivery to the Trustee by the Company of Securities for cancellation, the Exchange Property held by the Escrow Agent shall be reduced in the same proportion as the principal amount of the Securities was so reduced, provided,
                                                                     --------
that the Escrow Agent shall retain a sufficient amount of Exchange Property to exchange all Securities then Outstanding on the basis of the then applicable Exchange Rate and the other terms and provisions of this Article Twelve and of the Escrow and Pledge Agreement, and the Company shall, upon Company Request, be entitled to any excess Exchange Property created by such reduction net of any Exchange Property delivered in connection with any reduction caused by an exchange pursuant to this Article. Upon expiration of the right to surrender Securities for exchange pursuant to this Article and when all other obligations of the Company shall have been satisfied under the Escrow and Pledge Agreement, the Trustee will cause all Granges Common Stock and cash and investments and other property held by the Escrow Agent under the Escrow and Pledge Agreement which are not required with respect to Securities previously surrendered for exchange to be delivered by the Escrow Agent to the Company pursuant to the terms of the Escrow and Pledge Agreement.

          (d) The Escrow Agent shall not make any distribution of Exchange Property to the Company prior to the receipt by the Escrow Agent from the Company of an Officers' Certificate to the effect that no Event of Default exists hereunder and no event or condition exists hereunder which with notice or lapse of time or both would become such an Event of Default and which states in detail the basis asserted by the Company for such distribution.

          (e) The obligations, covenants and agreements contained in the Escrow and Pledge Agreement shall not constitute obligations, covenants or agreements contained in this Indenture or any of the Securities and neither the failure by the Company to observe any obligation, covenant or agreement contained in the Escrow and Pledge Agreement nor the failure of the Escrow Agent to fulfill any obligations, agreements or covenants set forth therein shall constitute (with or without the giving of notice, the passage of time or both) an Event of Default; provided, however, that nothing in this paragraph shall impair the right of a
--------  -------
Holder to receive the Exchange Property apportioned to such Holder's Securities in exchange for such Securities in accordance with the terms and conditions of this Article Twelve, and nothing in this paragraph shall impair the rights and remedies of the Trustee and the Holders under Article Five with respect to a failure by the Company to observe its express agreements and covenants to cause the exchange of Securities actually surrendered for exchange pursuant to this Article Twelve for Exchange Property apportioned thereto in accordance with the terms and conditions of this Article Twelve.


SECTION 1206.  Company to Give Notice of Certain Events.

          In case at any time after November 10, 1995:

               (a) Granges shall declare a dividend (or any other distribution) on the Granges Common Stock which the Escrow Agent would be entitled to hold and apply for the benefit of the Holders of the Securities in accordance with Sections 1204 or 1305; or

               (b) there shall occur any reclassification of Granges Common Stock (other than a subdivision or combination of outstanding shares of Granges Common Stock) or any consolidation or merger to which Granges is a party and for which approval of any stockholders of Granges is required, or the sale or transfer of all or substantially all of the assets of Granges; or

               (c) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of Granges:

then the Company shall cause to be filed at each office or agency maintained pursuant to Section 1002, and shall cause to be mailed to the Holders of Securities at their last addresses as they shall appear upon the Security Register, at least 20 days or such shorter period which may be necessary under the circumstances (or six days in any case specified in Clause (a) above) prior to the record date or other applicable date hereinafter specified, a notice stating (x) the date, if known by the Company, on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of Granges Common Stock of record to be entitled to such dividend or distribution are to be determined, or (y) the date, if known by the Company, on which such reclassification, merger, consolidation, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Granges Common Stock of record shall be entitled to exchange their shares of Granges Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.


SECTION 1207.  Covenant by the Company.

          So long as any Securities shall be Outstanding and exchangeable pursuant to this Article, the Company shall use its best efforts to preserve unimpaired the right of each Holder of Securities, upon exchange thereof, to receive shares of Granges Common Stock or all other securities, cash or other property as such Holder shall from time to time be entitled to receive in accordance with the provisions of this Article.


SECTION 1208.  Transfer Taxes.

          The Company will pay any and all taxes that may be payable in respect of the transfer and delivery of shares of Granges Common Stock (and any other securities included in the Exchange Property) pursuant hereto, other than income, capital gains and similar taxes imposed on any Holder by reason of exchange of Securities for Exchange Property; provided, however, that the
                                              --------  -------
Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery, upon an exchange of Securities, of shares of Granges Common Stock (or any other securities included in the Exchange Property) in a name other than that in which the Securities so exchanged were registered, and no such transfer shall be made unless and until the Person requesting such transfer has paid to the Company or the Escrow Agent the amount of any such tax, or has established to the satisfaction of the Company and the Escrow Agent that such tax has been paid.


SECTION 1209.  Fully Paid Shares.

          The Company covenants that all shares of Granges Common Stock delivered upon the exchange of Securities will be fully paid and non-assessable and that each Holder who receives shares of Granges Common Stock (or other Exchange Property) in exchange for his Security pursuant to this Article will receive valid and marketable title to such shares (or other Exchange Property), free and clear of all claims, liens and encumbrances provided, however, that,
                                                     --------  -------
except as provided in Section 1007, the Company shall bear no responsibility for, and makes no covenant regarding, restrictions on transferability that may be imposed under the securities laws of the United States or any State thereof (including the 1933 Act, the Exchange Act and state securities and Blue Sky laws), Canada, or any Province thereof, or any authority (including official or semi-official regulatory or self-regulatory bodies) of any government asserting jurisdiction. Except as provided in Section 1208 and Section 313, the Company will pay all taxes, liens and charges with respect to the delivery of Granges Common Stock (and other Exchange Property) in exchange for Securities hereunder.


SECTION 1210.  Cancellation of Securities.

          All Securities delivered for exchange shall be delivered by the Escrow Agent to the Trustee and be cancelled by the Trustee, and the Trustee shall dispose of the same as provided in Section 309.


SECTION 1211.  Obligations of Trustee and Escrow Agent.

          Subject to the provisions of Section 601, neither the Trustee nor the Escrow Agent shall at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Exchange Rate, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor the Escrow Agent shall be accountable with respect to the validity or value (or the kind or amount) of any Exchange Property which may at any time be issued or delivered upon the exchange of any Security; and neither the Trustee nor the Escrow Agent makes any representation with respect thereto. Neither the Trustee nor the Escrow Agent shall be responsible for any failure of the Company to transfer or deliver any Exchange Property or certificates or other evidence thereof to the Escrow Agent as provided herein, or to comply with any of the covenants of the Company contained in this Article Twelve.

SECTION 1212.  Exchange Arrangements in Case of Redemption.

          In connection with any redemption of Securities, the Company may arrange for the purchase and exchange for Exchange Property of all or any part of such Securities by an arrangement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Holders thereof, or to the Trustee in trust for such Holders, on or before the close of business on the Business Day next preceding the Redemption Date, an amount not less than the applicable Redemption Price of the Securities to be purchased, plus interest accrued to the Redemption Date. Notwithstanding anything to the contrary contained in Article Eleven, the obligation of the Company to pay the Redemption Price of such Securities, plus interest accrued to the Redemption Date, shall be satisfied and discharged to the extent such amount is so paid by such purchasers. Any Securities to be purchased pursuant to such agreement which are not presented for redemption or not duly surrendered for exchange by the Holders thereof shall be deemed acquired by such purchasers from the Holders and surrendered by such purchasers for exchange, all as of immediately prior to the close of business on the Business Day next preceding the Redemption Date, subject to payment of the above amount as aforesaid. Notwithstanding anything to the contrary contained in this Article Twelve, in the event that any Securities subject to such agreement are surrendered for exchange (other than by the purchasers) by the close of business on the Business Day next preceding the Redemption Date, the amounts so paid to the Trustee in trust for the Holders of the Securities so surrendered for exchange shall be returned to such purchasers.


SECTION 1213.  Tax Adjustments in Exchange Rate.

          If an event shall occur which causes the Exchange Rate to be subject to adjustment pursuant to Section 1204 hereof, or a merger, consolidation or sale or transfer of assets shall occur requiring a supplemental indenture, and if, within ten days after the effective date of such transaction the Company shall furnish the Escrow Agent with an Opinion of Counsel to the effect that such transaction is taxable to the Company or the Escrow Agent and an Officers' Certificate as to the amount of federal, state and local tax payable by the Company and the Escrow Agent as a result of such transaction (computed at the marginal tax rate applicable to such transaction), the Escrow Agent shall pay to, or to the order of, the Company, in the case of taxes payable by the Company, or itself, in the case of taxes payable by it, the cash held by it and apportioned or to be apportioned to the Exchange Property for which outstanding Securities are exchangeable, up to the amount of such taxes. In the event that the cash held by the Escrow Agent and so apportioned or to be apportioned is insufficient to pay to the Company or the Escrow Agent the amount of such taxes, the Escrow Agent shall, as soon as reasonably practicable and to the extent legally permissible, sell in accordance with written instructions received from the Company, or if no such instructions are received it may at its option sell, as determined by the Escrow Agent, such Exchange Property (including any securities or other property included therein as shall be specified in such written instructions) as may be necessary to pay, from the proceeds thereof after payment of any taxes by the Company and the Escrow Agent on such sale (which shall be similarly evidenced by an Opinion of Counsel and Officers' Certificate), the amount of any such insufficiency. The Escrow Agent shall notify the Company and the Trustee of any such sale and the Exchange Property sold. In the event that proceeds from the sale of all Exchange Property is insufficient to pay to the Escrow Agent the amount of such taxes, the Company shall pay such insufficiency from its own assets. Following payment of all necessary amounts to the Company and to the Escrow Agent, the Exchange Property held by the Escrow Agent and any cash apportioned thereto shall be proportionately adjusted (based on an Officers' Certificate) so as to be apportioned equally to the Securities Outstanding as of immediately after the close of business on the record date or the effective date for the transaction to which this Section 1213 applies (as shall be specified in Section 1204). Any Holder surrendering any Securities after such record date, or such effective date, as the case may be, shall be entitled to receive the Exchange Property and any cash apportioned thereto as so adjusted pursuant to this paragraph. If this
Section 1213 shall apply to a transaction and the sale by the Escrow Agent of the consideration receivable therein shall not be legally permissible and the amount of cash apportioned to the Exchange Property shall not be sufficient to pay all taxes payable by the Company and the Escrow Agent which arise from such transaction, the Company may direct the Escrow Agent to segregate for the benefit of the Company or the Escrow Agent (as the case may be) or deliver to the Company or to the Escrow Agent (as the case may be) an amount of Exchange Property theretofore held by the Escrow Agent for exchange of Securities having an Average Market Price equal to the unsatisfied portion of the tax payable by the Company or the Escrow Agent (as the case may be) with respect to such transaction including any tax payable upon the delivery or sale thereof in order to satisfy the aforementioned tax, and such Exchange Property shall thereafter be solely for the account of the Company or the Escrow Agent (as the case may be) and Holders of Securities shall have no rights thereto.

          As used in this Section 1213 the term "Average Market Price" means the average closing trading price of Granges Common Stock on the American Stock Exchange (or, if Granges Common Stock is not then listed on the American Stock Exchange, the stock exchange or over-the-counter market upon which the Granges Common Stock is traded which, in aggregate, has the highest dollar trading volume) during a 20 consecutive trading day period ending one day prior to the date fixed for segregation of Exchange Property. Should Granges Common Stock not be traded on any stock exchange or over-the-counter market, then "Average Market Price" shall mean the fair value of Granges Common Stock over such twenty-day period as determined in good faith by an investment banking firm retained in good faith by the Company and which is a member of the New York Stock Exchange or the Toronto Stock Exchange.

          In the event that an Opinion of Counsel given pursuant to this Indenture concludes that whether taxes are payable by the Company or the Escrow Agent is uncertain under the then state of the law or facts or both, the Company shall have the option of requiring the Escrow Agent to segregate the amount of funds that would be payable (or securities or other property in lieu thereof), pursuant to an Officers' Certificate, if such taxes were deemed payable, together with the amount estimated in good faith to be the reasonable costs and expenses (including attorneys' fees) of obtaining a determination as set forth below. The Holders shall have no rights to such funds or securities or other property, which shall be held by the Escrow Agent for the Company (or for the Escrow Agent, as the case may be), the Exchange Property and any cash apportioned thereto deliverable upon exchange of Securities pursuant to this Article Twelve shall be reapportioned (based on an Officers' Certificate from the Company) as though such segregated amounts had been paid to the Company or the Escrow Agent for such taxes, and any Holder surrendering any Security after the record or effective date of the applicable transaction giving rise to an adjustment pursuant to Section 1204 shall be entitled to receive only such Exchange Property and any cash apportioned thereto upon exchange of Securities pursuant to this Article Twelve as so reapportioned. The Company shall thereupon in good faith seek an appropriate determination from the appropriate agencies and, if judged necessary by the Company in good faith, from appropriate courts, as to whether taxes are so payable. If an appropriate determination is made that such taxes are so payable then the Escrow Agent shall immediately pay the funds or deliver the securities or other property so segregated to the Company (or, if taxes are payable by the Escrow Agent, shall retain such funds or securities or other property for itself), and if an appropriate determination is made that such taxes are not payable or an amount of tax is payable which is less than the amount of funds or property so segregated, then the Escrow Agent, after paying to the Company (or itself, as the case may be) out of such funds or securities or other property the reasonable expenses and costs (including attorneys' fees) of obtaining such determination (and any taxes so payable), shall apportion such remaining funds or securities or other property which had been so segregated among the Exchange Property and cash apportioned thereto as of immediately after the close of business on the record date or the effective date of such transaction giving rise to an adjustment pursuant to Section 1204 hereof, whichever is applicable. If any Security has been exchanged on or after such record date or such effective date, as the case may be, and before a determination is made that no taxes are payable or an amount of tax is payable which is less than the amount of funds or securities or other property so segregated, the Escrow Agent, to the extent not previously delivered, shall deliver such Exchange Property and any cash apportioned thereto as reapportioned following such determination, to the person to which and in the manner in which the other proceeds of the exchange of such Security were delivered.

                               ARTICLE THIRTEEN

                       SECURITY AND PLEDGE OF COLLATERAL


SECTION 1301.  Grant of Security Interest.

          (a) To secure the full and punctual payment when due and the full and punctual performance of the Company's obligations under this Indenture, the Company hereby grants to the Trustee as Escrow Agent, for the benefit of the Trustee and the Holders, a security interest in all its right, title and interest in all Exchange Property, all distributions on Exchange Property giving rise to an adjustment to the Exchange Rate pursuant to Section 1204(a) (such distributions to become Exchange Property) and all proceeds from the sale of Exchange Property.


SECTION 1302.  Delivery of Exchange Property.

          Any and all certificates or instruments representing or evidencing Exchange Property shall be delivered to and held by the Escrow Agent, on behalf of the Trustee and the Holders, and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form satisfactory to the Trustee. The Trustee shall have the right at any time to exchange certificates or instruments representing or evidencing Exchange Property for certificates or instruments of different denominations.


SECTION 1303.  Representations and warranties.

          The Company hereby represents and warrants as follows:

          (a) It is, and at the time of delivery of the Exchange Property to the Escrow Agent pursuant to the Escrow and Pledge Agreement will be, the record and beneficial owner of the Exchange Property, free and clear of any lien, except for the Liens created by this Indenture and the Escrow and Pledge Agreement.

          (b) It has full corporate power, authority and legal right to pledge and grant a security interest in all the Exchange Property pledged by it pursuant to this Indenture.

          (c) The pledge in accordance with the terms of this Indenture and the Escrow and Pledge Agreement creates a valid and perfected first priority lien on the

Exchange Property and all proceeds from the sale thereof, securing payment and performance of the Company's obligations under this Indenture.


SECTION 1304.  Further Assurances.

          The Company agrees that at any time and from time to time, at the expense of the Company, the Company will promptly execute and deliver all further instruments and documents and take all further action that may be necessary or that the Trustee may reasonably request in order to perfect and protect any Lien granted or purported to be granted hereby or in the Escrow and Pledge Agreement or to enable the Escrow Agent or the Trustee to exercise and enforce its rights and remedies hereunder or under the Escrow and Pledge Agreement with respect to any Exchange Property.


SECTION 1305.  Dividends; Voting Rights: Withdrawal Rights.

          (a) So long as no Event of Default has occurred and is continuing, and except to the extent received pursuant to a plan of liquidation or partial liquidation, the Company may retain and dispose of, free and clear of the lien of this Indenture, any interest, dividends paid and distributions made on the Exchange Property received by it not giving rise to an adjustment to the Exchange Rate pursuant to Section 1204(a); provided, that if the Escrow Agent shall receive any such interest, dividends paid and distributions made to which the Company is entitled pursuant hereto, the Escrow Agent shall not be required to transfer to the Company any such dividends paid, distributions made or interest to which the Company is entitled pursuant hereto until receipt of an Officers' Certificate to the effect that the Company is entitled to such dividends paid, distributions made or interest pursuant hereto. The Company shall also be entitled to any interest or gain on investments made by the Escrow Agent pursuant to Section 8 of the Escrow and Pledge Agreement, which shall be paid to the Company on demand as provided in the Escrow and Pledge Agreement. Any loss on such investments shall be for the account of the Company.

          Dividends and distributions giving rise to an adjustment to the Exchange Rate pursuant to Section 1204(a) shall become Exchange Property subject to the lien of this Indenture.

          (b) So long as an Event of Default has occurred and is continuing, and at all times in the case of distributions on the Exchange Property received pursuant to a plan of liquidation or partial liquidation, the Trustee shall be entitled to receive and retain as collateral all interest, dividends paid and distributions made in respect of the Exchange Property. Any such interest, dividends and distributions shall, if received by the Company, be received in trust for the benefit of the Trustee, be segregated from the other property or funds of the Company, and be forthwith delivered to the Escrow Agent as Exchange Property in the same form as so received (with any necessary endorsement). In addition, the Trustee may during such continuance of an Event of Default by instrument in writing direct the Escrow Agent not to make any payments to the Company pursuant to Section 11 of the Escrow and Pledge Agreement and either (i) to make all payments to which the Company would have been entitled pursuant to such Section 11 directly to the Trustee or (ii) to add such payments to the Exchange Property.

          (c) Until an Event of Default has occurred and is continuing and thereafter until written notice from the Trustee to the Company that the Trustee intends to exercise its right to vote the Exchange Property, the Company shall be entitled to exercise any and all voting and other consensual rights relating to the Exchange Property or any securities forming part of the Exchange Property or any part thereof for any purpose; provided, however, that no vote shall be
                                     --------  -------
cast, and no consent, waiver or ratification given or action taken, which would be inconsistent with or violate any provision of the Indenture or the Securities.

          (d) Upon the occurrence and during the continuance of an Event of Default, all rights of the Company to exercise the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 1305(c) shall cease upon notice from the Trustee to the Company pursuant thereto and upon the giving of such notice all such rights shall thereupon be vested in the Trustee who shall thereupon have the sole right to exercise such voting and other consensual rights.

          (e) In order to permit the Trustee to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to Section 1305(d), and to receive all interest, dividends and distributions which it may be entitled to receive under Sections 1305(a) and 1305(b), the Company shall, if necessary, upon written notice of the Trustee, from time to time execute and deliver to the Trustee or the Escrow Agent such instruments as the Trustee or the Escrow Agent, as the case may be, may reasonably request.

          (f) The Company shall be entitled to retain, free of the lien of this Indenture, any Exchange Property released to the Company in accordance with Article Twelve hereof and Section 11 of the Escrow and Pledge Agreement.

          (g) Any Exchange Property delivered to the Escrow Agent, as provided in the Escrow and Pledge Agreement, for the satisfaction of the Company's obligations under this Indenture (including redemption of Securities pursuant to Article Eleven and Exchange of Securities pursuant to Article Twelve) shall, upon such delivery, be released from the Lien of this Indenture.

          (h) It is specifically agreed that, until this Indenture has been discharged, any release or transfer of Exchange Property other than as contemplated by Sections 7 or 11 of the Escrow and Pledge Agreement shall not terminate the lien of this Indenture on such Exchange Property.


SECTION 1306.  Trustee Appointed Attorney-in Fact.

          The Company hereby appoints the Trustee as the Company's attorney-in-fact, with full authority in the place and stead of the Company and in the name of the Company or otherwise, from time to time during the continuance of an Event of Default in the Trustee's discretion, to take any action and to execute any instrument which the Trustee may deem necessary or advisable in order to accomplish the purposes of this Indenture, including to receive, endorse and collect all instruments made payable to the Company representing any dividend, interest payment or other distribution in respect of the Exchange Property or any part thereof and to give full discharge for the same. This power, being coupled with an interest, is irrevocable.


SECTION 1307.  Trustee May Perform.

          If the Company fails to perform any agreement contained herein, the Trustee may itself perform, or cause performance of, such agreement, and the expenses of the Trustee incurred in connection therewith shall be payable by the Company.


SECTION 1308.  Trustee's Duties.

          The powers conferred on the Trustee under this Article are solely to protect its interest in the Exchange Property and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Exchange Property in its possession and the accounting for moneys actually received by it hereunder, the Trustee shall have no duty as to any Exchange Property or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Exchange Property.


SECTION 1309.  Remedies upon Event of Default.

          If any Event of Default shall have occurred and be continuing, the Trustee may exercise in respect of the Exchange Property, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies provided a secured party upon the default of the debtor under the New York Uniform Commercial Code at that time, and the Trustee may also, without notice except as specified below, sell the Exchange Property or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Trustee's offices or elsewhere, for cash, on credit or for future delivery, upon such terms as the Trustee may determine to be commercially reasonable, and the Trustee or any Holder may be the purchaser of any of or all the Exchange Property so sold and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Company agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the,Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Trustee shall not be obligated to make any sale of collateral regardless of notice of sale having been given. The Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Trustee shall incur no liability as a result of the sale of the Exchange Property, or any part thereof, at any private sale.

          The Company recognizes that, by reason of certain prohibitions contained in the 1933 Act and applicable state securities laws, the Trustee may be compelled, with respect to any sale of all or any part of the Exchange Property, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. The Company acknowledges and agrees that such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially, reasonable manner. Until the Qualification Deadline shall have passed, the Trustee may, in the event that the Company provides the Trustee with an Officers' Certificate stating that the Company will complete the Registration Filings and make such filings effective not later than the Qualification Deadline, delay the sale of any securities forming part of the Exchange Property for the period of time necessary (but such obligation shall cease after the Qualification Deadline) to permit the Company to complete registration and listing of the securities as provided in Section 1007 if such delay will, in the opinion of the Trustee, be beneficial to Holders.


SECTION 1310.  Application of Proceeds.

          Any cash held by the Trustee as Exchange Property during the continuance of an Event of Default may, and all cash proceeds received by the Trustee in respect of any sale of, collection from, or other realization upon, all or any part of the Exchange Property shall, be applied by the Trustee in the manner specified in Section 506.

SECTION 1311.  Continuing Lien.

          This Indenture shall create a continuing Lien on the Exchange Property that shall (i) remain in full force and effect until this Indenture is discharged pursuant to Section 401, (ii) be binding upon the Company and its successors and assigns and (iii) inure to the benefit of the Trustee and its successors, transferees and assigns.


SECTION 1312.  Certificates and Opinions.

          Unless otherwise exempted therefrom by order of the SEC, the Company shall comply with (i) TIA Section 314(b) relating to opinions of Counsel regarding the Lien of this Indenture and (ii) TIA Section 314(d), relating to the release of Exchange Property from the Lien of this Indenture and Officers' Certificates or other documents regarding fair value of the Exchange Property, to the extent such provisions are applicable. Any certificate or opinion required by TIA Section 314(d) may be executed and delivered by an officer of the Company to the extent permitted by TIA Section 314(d).

                               ARTICLE FOURTEEN

               HOLDER'S LISTS AND REPORTS BY TRUSTEE AND COMPANY


SECTION 1401.  Company to Furnish Trustee Names and
               Addresses of Holders.

          The Company will furnish or cause to be furnished to the Trustee:

          (a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Registered Securities as of such Regular Record Date, and

          (b) at such other times as the Trustee may reasonably request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its
---------
capacity as Security Registrar.


SECTION 1402.  Preservation of Information.

          The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 1401 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it pursuant to Section 1401 upon receipt of a new list so furnished.

SECTION 1403.  Trust Indenture Act Controls.

          If and to the extent that any provision of this Indenture limits, qualifies and conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318 inclusive, of the TIA, such imposed duties or incorporated provision shall control.


SECTION 1404.  Communication by Holders with Other Holders.

          Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Escrow Agent and anyone else shall have the protection of TIA Section 312(c).

                             _____________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                    ATLAS CORPORATION


                    By /s/ Gerald E. Davis
                      ----------------------------
                      Name:  Gerald E. Davis
                      Title:  President


[SEAL]

Attest:

 /s/ Gregg B. Shafter
------------------------------
Name:   Gregg B. Shafter
Title:  Vice President


                    CHEMICAL BANK


                    By /s/ Peter Morse
                      --------------------------------
                      Name:   Peter Morse
                      Title:  Vice President

[SEAL]

Attest:

 /s/ L.O'Brien
------------------------------------
Name:   L. O'Brien
Title:  Senior Trust Officer